As filed with the U.S. Securities and Exchange Commission on January 29, 2008

Securities Act File No. 33-43446

Investment Company Act File No. 811-06444

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 81

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 81

(Check appropriate box or boxes)

Legg Mason Partners Equity Trust

(Exact Name of Registrant as Specified in Charter)

125 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Equity Trust

300 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Burton M. Leibert, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to Legg Mason Partners Fundamental Value Fund and Legg Mason Partners Small Cap Value Fund.

PROSPECTUS

January 29, 2008

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Fundamental Value Fund

Class A, B, C, FI, R and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Fundamental Value Fund

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund, Legg Mason Partners Fundamental Value Fund, Inc., effective April 16, 2007. Any information in this Prospectus relating to the fund prior to April 16, 2007 relates to the fund’s predecessor.

Investments, risks and performance

Investment objective

The fund seeks long-term capital growth. Current income is a secondary consideration.

Principal investment strategies

Key investments

The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium sized companies when the portfolio managers believe smaller companies offer more attractive value opportunities.

Foreign investments

The fund may invest up to 25% of its assets in securities of foreign issuers which may involve greater risk than securities of U.S. issuers. Many foreign countries the fund may invest in have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions, such as currency controls or seizure of private businesses or property, are more likely.

Selection process

The portfolio managers employ a two-step stock selection process in their search for undervalued stocks of temporarily out of favor companies. First, the portfolio managers use proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the portfolio managers look for a positive catalyst in the company’s near term outlook which the portfolio managers believe will accelerate earnings or improve the value of the company’s assets. The portfolio managers also emphasize companies in those sectors of the economy which the portfolio managers believe are undervalued relative to other sectors.

When evaluating an individual stock, the portfolio managers look for:

■	Low market valuations measured by the portfolio managers’ valuation models
■	Positive changes in earnings prospects because of factors such as:
☐	New, improved or unique products and services
☐	New or rapidly expanding markets for the company’s products
☐	New management
☐	Changes in the economic, financial, regulatory or political environment particularly affecting the company

2         Legg Mason Partners Funds

☐	Effective research, product development and marketing
☐	A business strategy not yet recognized by the marketplace

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Stock prices decline generally
■	The portfolio managers’ judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect
■	An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company’s stock
■	The markets strongly favor growth stocks over stocks with value characteristics
■	Small or medium capitalization companies fall out of favor with investors

Compared to mutual funds that focus only on large capitalization companies, the fund’s share price may be more volatile because the fund may invest a significant portion of its assets in small and medium capitalization companies.

Compared to large companies, small and medium capitalization companies are more likely to have:

■	More limited product lines
■	Fewer capital resources
■	More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

■	Experience sharper swings in market values
■	Be harder to sell at times and at prices the portfolio managers believe appropriate
■	Offer greater potential for gains and losses

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of the United States stock market
■	Are looking for an investment with potentially greater return but higher risk than fixed income investments
■	Are willing to accept the risks of the stock market

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Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of broad-based securities market indices, and an index of similar funds. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance information shown below includes that of the fund’s predecessor. No performance information is presented for Class FI or Class R shares because no Class FI or Class R shares were outstanding prior to the date of this prospectus. The returns of Class FI and Class R shares would differ from those of other classes to the extent that these classes bear different expenses. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart)

Highest: 21.97% in 2nd quarter 2003; Lowest: (21.84)% in 3rd quarter 2002.

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Average Annual Total Returns (for periods ended December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A

Return before taxes(1)	(5.31)%	11.42%	7.63%		11/12/81

Return after taxes on distributions(1)(2)	(6.52)%	10.65%	6.79%

Return after taxes on distributions and sale of fund shares(1)(2)	(2.48)%	9.82%	6.44%

Other Classes (Return before taxes only)

Class B	(5.04)%	11.71%	7.41%		11/6/92

Class C	(1.14)%	11.96%	7.46%		08/10/93

Class l(3)	0.95%	13.24%	8.69%		01/30/96

Comparative Indices

Russell 3000 Index(4)(7)	5.14%	13.63%	6.22%		N/A

S&P 500 Index(5)(7)	5.49%	12.83%	5.91%		N/A

Lipper Multi-Cap Core Fund Avg(6)(7)	6.42%	13.32%	7.07%		N/A

(1)

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(3)

As of November 20, 2006, Class Y shares were renamed Class I shares. Performance begins on January 30, 1996 since all Class Y shares were redeemed during calendar year 1995 and new Class Y shares were not purchased until January 30, 1996.

(4)

The Russell 3000 Index is an unmanaged index which measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(5)	The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks.

(6)

The Lipper Multi-Cap Core Fund Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Returns are based on the 12-month period ended December 31, 2007, calculated among the funds in the Lipper category, including the reinvestment of dividends and capital gains, if any, and excluding sales charges and taxes.

(7)

An investor cannot invest directly in an index or average. The index performance does not reflect deductions for fees, expenses or taxes. The average performance reflects fees and expenses but no deduction for sales charges.

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Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class B	Class C	Class FI	Class R	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%		None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class FI(3)	Class R(3)	Class I(1)
Management fee(4)	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None

Other expenses(5)	0.22%	0.33%	0.12%	0.17%	0.17%	0.02%

Total annual fund operating expenses	1.11%	1.97%	1.76%	1.06%	1.31%	0.66%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)	Other expenses have been estimated for the current fiscal year.

(4)

The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.75% on assets up to and including $1.5 billion; 0.70% on assets over $1.5 billion and up to and including $2 billion; 0.65% on assets over $2 billion and up to and including $2.5 billion; 0.60% on assets over $2.5 billion and up to and including $3.5 billion; and 0.50% on assets over $3.5 billion.

(5)	The expenses shown for Classes A, C, FI and R shares include fees for recordkeeping services.

6         Legg Mason Partners Funds

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$682	$908	$1,152	$1,849

Class B (redemption at end of period)	$700	$918	$1,162	$2,072	(1)

Class B (no redemption)	$200	$618	$1,062	$2,072	(1)

Class C (redemption at end of period)	$279	$555	$955	$2,075

Class C (no redemption)	$179	$555	$955	$2,075

Class FI (with or without redemption)	$108	$337	$584	$1,293

Class R (with or without redemption)	$133	$414	$717	$1,578

Class I(2) (with or without redemption)	$67	$210	$367	$822

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

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More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

The fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Derivatives and hedging techniques

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a substitute for buying or selling securities
■	To enhance return
■	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make the fund less liquid and harder to value, especially in declining markets.

Securities of other investment companies

The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other

8         Legg Mason Partners Funds

factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

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Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), with offices at 620 Eighth Avenue, New York, New York 10018, is the fund’s manager. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. As of September 30, 2007, LMPFA’s total assets under management were approximately $190 billion. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund.

ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of September 30, 2007, ClearBridge’s total assets under management were approximately $107.6 billion.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $1.012 trillion.

Portfolio managers

John G. Goode and Peter J. Hable serve as co-portfolio managers and are responsible for the day-to-day management of the fund. Each is an investment officer of ClearBridge. Mr. Goode has been with ClearBridge or its predecessor companies since 1969. Mr. Hable has been with ClearBridge or its predecessor companies since 1983. Mr. Goode has over 37 years of investment management experience and Mr. Hable has 23 years of investment management experience. Both Mr. Goode and Mr. Hable have been involved in the day-to-day management of the fund’s portfolio since November 1990.

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended September 30, 2007, the fund paid fees of 0.64% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement will be available in the fund’s Semi-Annual Report for the fiscal period ending March 31, 2008.

Distribution plans

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class A, B, C, FI and R shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A and Class FI shares; up to 1.00% for Class B and Class C shares; and up to 0.50% for Class R shares. These fees are an ongoing expense and, over time, will

10         Legg Mason Partners Funds

increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”). The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1

Fundamental Value Fund         11

million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12         Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

■

through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

■	directly from the fund

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Fundamental Value Fund         13

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information about available share classes.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment(1)
	Class A	Class B	Class C	Class FI	Class R	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a	n/a	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a	n/a	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a	n/a	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a	n/a	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	n/a	n/a	None/None	None/None	None/None	None/None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a	n/a	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	n/a	n/a	$1 million/None

(1)

Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

14         Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class FI	Class R	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Generally higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Generally higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	■ No initial or contingent deferred sales charge ■ Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than the other classes
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None	None
Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain investors	None	None	None
Annual distribution and/or service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	0.25% of average daily net assets	0.50% of average daily net assets	None
Exchange Privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class FI shares of applicable Legg Mason Partners Funds	Class R shares of applicable Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Ask your Service Agent about the Legg Mason Partners Funds available for exchange.

Fundamental Value Fund         15

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent (except Primerica Financial Services (“PFS”)). For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by PFS from December 1, 2007 through the close of business on May 31, 2008, PFS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Thereafter, PFS will receive the same level of compensation as other Service Agents. Service Agents will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of Offering Price
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

16         Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Legg Mason Partners Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■

Letter of intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by:

☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Fundamental Value Fund         17

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents, other than PFS, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS pays a commission of up to 4.00% of the purchase price of the Class B shares sold by its agents and retains the contingent deferred sales charges paid upon certain redemptions. PFS will receive any service and distribution fees paid on all shares held by PFS clients. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

18         Legg Mason Partners Funds

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class I shares

Class FI, Class R and Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. As of November 20, 2006, Class Y shares were renamed Class I shares.

Fundamental Value Fund         19

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

■	When you exchange shares for shares of another Legg Mason Partners Fund
■	On shares representing reinvested distributions and dividends
■	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For retirement plans with omnibus accounts held on the books of the fund
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

20         Legg Mason Partners Funds

Retirement and institutional investors

Eligible investors

Retirement plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among four classes of shares: Class C, Class FI, Class R and Class I (formerly Class Y) shares.

Class A and Class B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plans can generally choose among three classes of shares: Class A, Class B and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of eligible financial intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Fundamental Value Fund         21

Class C — Retirement plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class R

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class FI

Class FI shares are offered to investors who invest in the fund through certain financial intermediary and retirement plan programs. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% starting immediately after purchase.

Class I

On November 20, 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to that date will be permitted to make additional investments in Class I shares.

Class A and Class B — Retirement plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, certain Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

■	Such Retirement Plan’s record keeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that purchased shares at net

22         Legg Mason Partners Funds

asset value prior to November 20, 2006, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to each of Class A, Class C, Class FI and Class R shares, the fund may pay a fee for recordkeeping services performed for the share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

Fundamental Value Fund         23

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

Effective January 1, 2008, the fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■   Class of shares being bought

■  Dollar amount or number of shares being bought

■  Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund	■ Investors should write to the fund at the following address: Legg Mason Partners Funds c/o PFPC Inc. P.O. Box 9699 Providence, Rhode Island 02940-9699

■  Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■  Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■  For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■  Amounts transferred must be at least $25

■  Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■  If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

24         Legg Mason Partners Funds

Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■ If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■ If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund, other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■ Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■ Exchanges of Class A, B, C, FI and R shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■ If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■ The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges

In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

Fundamental Value Fund         25

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■  Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■ A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

26         Legg Mason Partners Funds

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■  The fund name, the class of shares to be redeemed, and your account number

■  The dollar amount or number of shares to be redeemed

■  Signatures of each owner exactly as the account is registered

■  Signature guarantees, as applicable

Fundamental Value Fund         27

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans	You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. Also, all dividends and distributions must be reinvested. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the withdrawals commence, up to a maximum of 12% in one year.
For more information, please contact your Service Agent or consult the SAI.

28         Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered (redemptions only)

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

Fundamental Value Fund         29

your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners

30         Legg Mason Partners Funds

Funds complex if that shareholder has engaged in a total of four or more “Round Trips” across all Legg Mason Partners Funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.

The fund’s policies also require personnel such as the portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may

Fundamental Value Fund         31

be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, such certificate will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

32         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, typically once or twice a year. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gain. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events.

The following table summarizes the tax status to you of certain transactions related to the funds.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income; for individuals potentially taxable at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income for taxable years beginning before January 1, 2011, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer

Fundamental Value Fund         33

identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

34         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization companies — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Fundamental Value Fund         35

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

36         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. No financial highlights are provided for Class FI or R shares as the fund commenced the offering of such shares as of the date of this Prospectus. The returns for Class FI and R shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor. As of November 20, 2006, Class Y shares were renamed Class I shares.

For a share of each class of beneficial interest outstanding throughout each year ended September 30 (unless otherwise noted):

Fundamental Value Fund         37

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class A Shares(1)	2007		2006†	2005†	2004†	2003†
Net Asset Value, Beginning of Year	$15.85		$15.46	$13.91	$12.28	$9.16

Income From Operations:
Net investment income	0.15		0.15	0.09	0.03	0.03
Net realized and unrealized gain	1.84		1.28	1.46	1.60	3.09

Total Income From Operations	1.99		1.43	1.55	1.63	3.12

Less Distributions From:
Net investment income	(0.16)		(0.07)	—	—	—
Net realized gains	(0.82)		(0.97)	—	—	—

Total Distributions	(0.98)		(1.04)	—	—	—

Net Asset Value, End of Year	$16.86		$15.85	$15.46	$13.91	$12.28

Total Return(2)	12.86%		9.82%	11.14%	13.27%	34.06%

Net Assets, End of Year (millions)	$2,476		$2,325	$2,269	$2,147	$1,690

Ratios to Average Net Assets:
Gross expenses	1.13	%(3)	1.11%	1.08%	1.05%	1.15%
Net expenses	1.12	(3)(4)	1.11 (4)	1.06 (4)	1.05	1.15
Net investment income	0.88		1.00	0.63	0.19	0.28

Portfolio Turnover Rate	17%		19%	30%	31%	34%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.11%.

(4)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

38         Legg Mason Partners Funds

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class B Shares(1)	2007		2006†	2005†	2004†	2003†
Net Asset Value, Beginning of Year	$14.76		$14.52	$13.16	$11.71	$8.81

Income (Loss) From Operations:
Net investment income (loss)	0.00	(2)	0.02	(0.02)	(0.08)	(0.05)
Net realized and unrealized gain	1.72		1.19	1.38	1.53	2.95

Total Income From Operations	1.72		1.21	1.36	1.45	2.90

Less Distributions From:
Net investment income	(0.03)		—	—	—	—
Net realized gains	(0.82)		(0.97)	—	—	—

Total Distributions	(0.85)		(0.97)	—	—	—

Net Asset Value, End of Year	$15.63		$14.76	$14.52	$13.16	$11.71

Total Return(3)	11.92%		8.84%	10.33%	12.38%	32.92%

Net Assets, End of Year (millions)	$1,068		$1,148	$1,262	$1,359	$1,308

Ratios to Average Net Assets:
Gross expenses	1.98	%(4)	1.95%	1.88%	1.84%	1.94%
Net expenses	1.98	(4)(5)	1.95 (5)	1.85 (5)	1.84	1.94
Net investment income (loss)	0.02		0.15	(0.16)	(0.60)	(0.50)

Portfolio Turnover Rate	17%		19%	30%	31%	34%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.97%.

(5)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

Fundamental Value Fund         39

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class C Shares(1)	2007		2006†	2005†	2004†	2003†
Net Asset Value, Beginning of Year	$14.79		$14.52	$13.16	$11.71	$8.81

Income (Loss) From Operations:
Net investment income (loss)	0.03		0.05	(0.02)	(0.08)	(0.05)
Net realized and unrealized gain	1.73		1.19	1.38	1.53	2.95

Total Income From Operations	1.76		1.24	1.36	1.45	2.90

Less Distributions From:
Net investment income	(0.06)		—	—	—	—
Net realized gains	(0.82)		(0.97)	—	—	—

Total Distributions	(0.88)		(0.97)	—	—	—

Net Asset Value, End of Year	$15.67		$14.79	$14.52	$13.16	$11.71

Total Return(2)	12.16%		9.06%	10.33%	12.38%	32.92%

Net Assets, End of Year (millions)	$725		$761	$870	$960	$852

Ratios to Average Net Assets:
Gross expenses	1.78	%(3)	1.79%	1.85%	1.83%	1.93%
Net expenses	1.78	(3)(4)	1.75 (4)	1.83 (4)	1.83	1.93
Net investment income (loss)	0.22		0.34	(0.13)	(0.59)	(0.49)

Portfolio Turnover Rate	17%		19%	30%	31%	34%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.76%

(4)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

40         Legg Mason Partners Funds

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class I Shares(1)(2)	2007		2006†	2005†	2004†	2003†
Net Asset Value, Beginning of Year	$16.30		$15.87	$14.22	$12.51	$9.29

Income From Operations:
Net investment income	0.23		0.23	0.16	0.08	0.08
Net realized and unrealized gain	1.90		1.30	1.49	1.63	3.14

Total Income From Operations	2.13		1.53	1.65	1.71	3.22

Less Distributions From:
Net investment income	(0.23)		(0.13)	—	—	—
Net realized gains	(0.82)		(0.97)	—	—	—

Total Distributions	(1.05)		(1.10)	—	—	—

Net Asset Value, End of Year	$17.38		$16.30	$15.87	$14.22	$12.51

Total Return(3)	13.42%		10.27%	11.60%	13.67%	34.66%

Net Assets, End of Year (millions)	$130		$185	$159	$149	$97

Ratios to Average Net Assets:
Gross expenses	0.67	%(4)	0.67%	0.66%	0.66%	0.72%
Net expenses	0.67	(4)(5)	0.67 (5)	0.64 (5)	0.66	0.72
Net investment income	1.35		1.46	1.05	0.58	0.69

Portfolio Turnover Rate	17%		19%	30%	31%	34%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.66%.

(5)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

Fundamental Value Fund         41

(Investment Company Act

file no. 811-06444)

FD0206 1/08

Legg Mason Partners

Fundamental Value Fund

You may visit the fund’s website at www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010 or by writing to the fund. The fund’s address is Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004 until February 25, 2008. After that date, the fund’s address will be at Legg Mason Partners Funds, 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

January 29, 2008

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Small Cap Value Fund

Class A, B, C, FI, R and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Small Cap Value Fund

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. Any information in this Prospectus relating to the fund prior to April 16, 2007 relates to the fund’s predecessor.

Investments, risks and performance

Investment objective

The fund seeks long-term capital growth.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small capitalization U.S. companies or in other investments with similar economic characteristics. Small capitalization companies are those companies whose market capitalizations at the time of investment do not exceed (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index (the “Index”) for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy. The size of companies in the Index changes with market conditions and the composition of the Index. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities. The fund may invest up to 20% of the value of its net assets in shares of companies with larger market capitalizations.

Selection process

The portfolio manager emphasizes individual security selection while spreading the fund’s investments among industries and sectors. The portfolio manager uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies the portfolio manager believes have a high probability of outperforming other stocks in the same industry or sector.

The portfolio manager uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund’s general investment criteria. In selecting individual securities from within this range, the portfolio manager looks for “value” attributes, such as:

■	Low stock price relative to earnings, book value and cash flow
■	High return on invested capital

The portfolio manager also uses quantitative methods to identify catalysts and trends that might influence the fund’s industry or sector focus, or the portfolio manager’s individual security selection.

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

■	Stock prices decline generally
■	Smaller capitalized companies fall out of favor with investors
■	The portfolio manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

2         Legg Mason Partners Funds

■

A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company’s stock

Compared to mutual funds that focus on larger capitalization companies, the fund’s share price may be more volatile because of its focus on smaller capitalization companies. These companies are more likely to have:

■	More limited product lines
■	Fewer capital resources
■	Less depth of management

Further, securities of smaller capitalization companies are more likely to:

■	Experience sharper swings in market values
■	Be harder to sell at times and prices the portfolio manager believes appropriate
■	Offer greater potential for gains and losses

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking to participate in the long-term growth potential of smaller capitalization companies
■	Currently have exposure to fixed income investments or the stocks commonly held by large capitalization oriented mutual funds and wish to broaden your investment portfolio
■	Are willing to accept the risks of the stock market and the special risks of investing in smaller companies with limited track records

Small Cap Value Fund         3

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and I(1) shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance information shown below includes that of the fund’s predecessor. No performance information is presented for Class FI or Class R shares because no Class FI or Class R shares were offered prior to the date of this Prospectus. The returns of Class FI and Class R shares would differ from those of other classes to the extent that these classes bear different expenses. The fund’s past performance, before and after expenses, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns for periods shown in the bar chart:

Highest: 19.39% in 4th quarter 2001; Lowest: (15.79)% in 3rd quarter 2002.

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

4         Legg Mason Partners Funds

Average Annual Total Returns (for periods ended December 31, 2007)

	1 Year	5 Years	Since Inception	Inception Date
Class A

Return before taxes(1)	(8.16)%	12.60%	12.09%	02/26/99

Return after taxes on distributions(1)(2)	(13.35)%	10.39%	10.35%	02/26/99

Return after taxes on distributions and sale of fund shares(1)(2)	(5.28)%	10.06%	9.90%	02/26/99

Other Classes (Return before taxes only)

Class B	(7.30)%	12.96%	12.00%	02/26/99

Class C	(4.13)%	13.02%	11.97%	02/26/99

Class I(3)	(2.14)%	N/A	16.11%	04/14/03

Comparative Index

Russell 2000 Value Index(4)	(9.78)%	15.80%	12.31%		(5)

(1)

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on and after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (Price-to-book ratio is the price of a stock divided by its net asset value.) It is not possible to invest directly in the Index. The Index does not reflect deductions for fees, expenses or taxes.

(5)	Index comparison begins on 02/26/99.

Small Cap Value Fund         5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A	Class B	Class C	Class FI	Class R	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None(2)	5.00%	1.00%	None	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class FI	Class R	Class I(1)
Management fee	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	0.25%	0.50%	None

Other expenses(3)(4)	0.18%	0.17%	0.26%	0.18%	0.18%	0.03%

Total annual fund operating expenses	1.18%	1.92%	2.01%	1.18%	1.43%	0.78%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)	Other expenses have been estimated for the current fiscal year.

(4)	The expenses shown for Class A, C, FI and R shares include fees for recordkeeping services.

6         Legg Mason Partners Funds

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■

Your investment has a 5% return each year-the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$688	$928	$1,187	$1,925

Class B (redemption at end of period)	$695	$903	$1,137	$2,051	(1)

Class B (no redemption)	$195	$603	$1,037	$2,051	(1)

Class C (redemption at end of period)	$304	$630	$1,083	$2,337

Class C (no redemption)	$204	$630	$1,083	$2,337

Class FI (with or without redemption)	$120	$375	$650	$1,433

Class R (with or without redemption)	$146	$453	$782	$1,714

Class I(2) (with or without redemption)	$80	$250	$434	$967

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Small Cap Value Fund         7

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides further information about the investment strategies that may be used by the fund.

The fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Derivative contracts

The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices, interest rates or currencies, or options on these futures, for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of its securities, because of changes in stock market prices, currency exchange rates or interest rates
■	As a cash flow management technique
■	As a substitute for buying or selling securities
■	To enhance return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings.

The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives also can make the fund less liquid and harder to value, especially in declining markets.

Foreign investments

The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

Debt securities

The fund’s policy is to be as fully invested in equity securities as practicable at all times. The fund may, however, maintain a portion of its assets (normally not more than 10%) in U.S. government securities, money market obligations and cash to pay expenses and meet

8         Legg Mason Partners Funds

redemption requests. Generally, the value of these fixed income obligations will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal and/or interest.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other information

The fund also may use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Small Cap Value Fund         9

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), with offices at 620 Eighth Avenue, New York, New York 10018, is the fund’s manager. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. As of September 30, 2007, LMPFA’s total assets under management were approximately $190 billion. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) provides the day-to-day portfolio management of the fund.

ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (“CAM”), which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005. As of September 30, 2007, ClearBridge’s total assets under management were approximately $107.6 billion.

LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $1.012 trillion.

Portfolio manager

Peter Hable, investment officer of the subadviser, has been responsible for the day-to-day management of the fund’s portfolio since inception. He has been with the subadviser or its predecessor companies since 1983.

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by him.

Management fee

For the fiscal year ended September 30, 2007, the fund paid a management fee of 0.75% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement will be available in the fund’s Semi-Annual Report for the period ending March 31, 2008.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class A, B, C, FI and R shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.25% for Class A and Class FI shares; up to 1.00% for Class B and Class C shares; and up to 0.50% for Class R shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees.

10         Legg Mason Partners Funds

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor, other affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to the fund, and Citigroup Global Markets Inc. (“CGMI”), a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to

Small Cap Value Fund         11

the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

12         Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest
■	How long you expect to own the shares
■	The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus
■	Whether you qualify for any reduction or waiver of sales charges

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You can buy shares:

■

through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

■	directly from the fund

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Small Cap Value Fund         13

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information about available share classes.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment(1)
	Class A	Class B	Class C	Class FI	Class R	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	n/a	n/a	n/a

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	n/a	n/a	n/a

SIMPLE IRAs	$1/$1	$1/$1	$1/$1	n/a	n/a	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	n/a	n/a	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	None/None	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund	n/a	n/a	None/None	None/None	None/None	None/None

Other Retirement Plans	$50/$50	$50/$50	$50/$50	n/a	n/a	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	n/a	n/a	$1 million/None

(1)

Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

14         Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class FI	Class R	Class I
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Generally higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Generally higher annual expenses than Class A	■ No initial or contingent deferred sales charge ■ Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	■ No initial or contingent deferred sales charge ■ Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than the other classes
Initial sales charge	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None	None
Contingent deferred sales charge	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% if you redeem within 1 year of purchase; waived for certain investors	None	None	None
Annual distribution and/or service fees	0.25% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	0.25% of average daily net assets	0.50% of average daily net assets	None
Exchange privilege(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class FI shares of applicable Legg Mason Partners Funds	Class R shares of applicable Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Ask your Service Agent about the Legg Mason Partners Funds available for exchange.

Small Cap Value Fund         15

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent (except Primerica Financial Services (“PFS”)). For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by PFS from December 1, 2007 through the close of business on May 31, 2008, PFS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Thereafter, PFS will receive the same level of compensation as other Service Agents. Service Agents will also receive a service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales Charge as % of offering price	Sales Charge as % of net amount invested	Broker/Dealer Commission as % of offering price
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In

16         Legg Mason Partners Funds

order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■

Letter of Intent – allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by

☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the letter of intent. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund may not be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Small Cap Value Fund         17

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries
■	Investors investing through certain retirement plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents, other than PFS, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS pays a commission of up to 4.00% of the purchase price of the Class B shares sold by its agents and retains the contingent deferred sales charges paid upon certain redemptions. PFS will receive any service and distribution fee paid on all shares held by PFS clients. Service Agents also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

18         Legg Mason Partners Funds

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class I shares

Class FI, Class R and Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. As of November 20, 2006, Class Y shares were renamed Class I shares.

Small Cap Value Fund         19

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

■	When you exchange shares for shares of another Legg Mason Partners Fund
■	On shares representing reinvested distributions and dividends
■	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For retirement plans with omnibus accounts held on the books of the fund
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

20         Legg Mason Partners Funds

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among four classes of shares: Class C, Class R, Class FI, and Class I (formerly Class Y).

Class A and Class B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Please see below for additional information.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plans

Other Retirement Plans can generally choose among three classes of shares: Class A, Class B and Class C. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts, and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

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Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class R

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary). LMIS may pay Service Agents selling Class R shares an annual distribution/service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.

Class FI

Class FI shares are offered to investors who invest in the fund through certain financial intermediary and retirement plan programs. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% starting immediately after purchase.

Class I

On November 20, 2006, Class Y shares were renamed Class I shares. Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class Y shares prior to that date will be permitted to make additional investments in Class I shares.

Class A and Class B — Retirement plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, certain Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible for Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

■	Such Retirement Plan’s record keeper offers only load-waived shares,
■	Fund shares are held on the books of a fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold

22         Legg Mason Partners Funds

by them. However, for certain Retirement Plans that purchased shares at net asset value prior to November 20, 2006, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to each of Class A, Class C, Class FI and Class R shares, the fund may pay a fee for recordkeeping services performed for the share class.

Not all share classes may be made available by your Service Agent. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

Effective January 1, 2008, the fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the U.S. (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■   Class of shares being bought

■  Dollar amount or number of shares being bought

■  Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

■  Investors should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■  Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■  Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■  For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■  Amounts transferred must be at least $25

■  Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■  If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■  If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■  If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund, other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■  Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■  Exchanges of Class A, B, C, FI and R shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■  The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges

In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

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You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■  Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■  A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

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Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

Contact your Service Agent to redeem shares of the fund.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

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Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. Also, all dividends and distributions must be reinvested. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the withdrawals commence, up to a maximum of 12% in one year.

For more information, please contact your Service Agent or consult the SAI.

28         Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered (redemptions only)

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

Small Cap Value Fund         29

your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds in the Legg Mason Partners Funds complex and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds within the fund complex. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected within the fund complex. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Partners Funds complex if that shareholder has engaged in a total of four or more “Round Trips”

30         Legg Mason Partners Funds

across all Legg Mason Partners Funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. For purposes of these policies and procedures, the Legg Mason Partners Funds complex also includes certain Western Asset funds and Barrett Opportunity Fund, but does not include money market funds in the fund complex.

The policies apply to any account, whether an individual account, accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading. These agreements took effect on October 16, 2007.

The fund’s policies also require personnel such as the portfolio manager and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place

Small Cap Value Fund         31

through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

The fund does not issue share certificates.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

32         Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, typically once or twice a year. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Long-term capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income, potentially taxable at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in additional fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund for taxable years beginning before January 1, 2011. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Corporations may be able to take a dividends-received deduction for a portion of income they receive.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up

Small Cap Value Fund         33

withholding at the rate of 28% on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

34         Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time, as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of the fund’s net asset value on the same date is considered a significant event, as described below, in response to which the fund may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund invests in securities of small capitalization companies — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model

Small Cap Value Fund         35

developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

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Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. No financial highlights are provided for Class FI or R shares as the fund commenced the offering of such shares as of the date of this prospectus. The returns for Class FI and R shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor. As of November 20, 2006, Class Y shares of the fund were renamed Class I shares.

For a share of each class of beneficial interest outstanding throughout each year ended September 30 (unless otherwise noted):

For a Class A share outstanding throughout each year ended September 30:

Class A Shares(1)	2007		2006†	2005†	2004†	2003†
Net Asset Value, Beginning of Year	$23.77		$24.02	$21.19	$18.24	$14.45

Income (Loss) From Operations:
Net investment income (loss)	(0.03)		0.07	0.13	0.00 (2)	0.06
Net realized and unrealized gain	2.88		1.24	3.50	4.01	3.94

Total Income From Operations	2.85		1.31	3.63	4.01	4.00

Less Distributions From:
Net investment income	—		—	(0.12)	—	—
Net realized gains	(1.96)		(1.56)	(0.68)	(1.06)	(0.21)

Total Distributions	(1.96)		(1.56)	(0.80)	(1.06)	(0.21)

Net Asset Value, End of Year	$24.66		$23.77	$24.02	$21.19	$18.24

Total Return(3)	12.36%		5.62%	17.37%	22.35%	27.98%

Net Assets, End of Year (000s)	$309,292		$262,334	$291,923	$205,357	$101,798

Ratios to Average Net Assets:
Gross expenses	1.19	%(4)	1.13%	1.18%	1.16%	1.19%
Net expenses	1.19	(4)(5)	1.12 (5)	1.18	1.14 (5)	1.19
Net investment income (loss)	(0.05)		0.30	0.58	0.02	0.36

Portfolio Turnover Rate	36%		27%	18%	31%	68%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.18%.

(5)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

Small Cap Value Fund         37

For a Class B share outstanding throughout each year ended September 30:

Class B Shares(1)	2007		2006†	2005†	2004†	2003†
Net Asset Value, Beginning of Year	$22.96		$23.41	$20.71	$17.99	$14.35

Income (Loss) From Operations:
Net investment loss	(0.19)		(0.10)	(0.03)	(0.15)	(0.06)
Net realized and unrealized gain	2.75		1.21	3.41	3.93	3.91

Total Income From Operations	2.56		1.11	3.38	3.78	3.85

Less Distributions From:
Net realized gains	(1.96)		(1.56)	(0.68)	(1.06)	(0.21)

Total Distributions	(1.96)		(1.56)	(0.68)	(1.06)	(0.21)

Net Asset Value, End of Year	$23.56		$22.96	$23.41	$20.71	$17.99

Total Return(2)	11.48%		4.88%	16.49%	21.35%	27.12%

Net Assets, End of Year (000s)	$77,760		$126,577	$151,555	$142,896	$131,657

Ratios to Average Net Assets:
Gross expenses	1.93	%(3)	1.87%	1.93%	1.93%	1.95%
Net expenses	1.93	(3)(4)	1.85 (4)	1.93	1.91 (4)	1.95
Net investment loss	(0.71)		(0.43)	(0.13)	(0.77)	(0.41)

Portfolio Turnover Rate	36%		27%	18%	31%	68%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.92%.

(4)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

38         Legg Mason Partners Funds

For a Class C share outstanding throughout each year ended September 30:

Class C Shares(1)	2007		2006†	2005†	2004†	2003†
Net Asset Value, Beginning of Year	$22.90		$23.38	$20.70	$17.98	$14.35

Income (Loss) From Operations:
Net investment loss	(0.22)		(0.13)	(0.05)	(0.16)	(0.06)
Net realized and unrealized gain	2.76		1.21	3.41	3.94	3.90

Total Income From Operations	2.54		1.08	3.36	3.78	3.84

Less Distributions From:
Net realized gains	(1.96)		(1.56)	(0.68)	(1.06)	(0.21)

Total Distributions	(1.96)		(1.56)	(0.68)	(1.06)	(0.21)

Net Asset Value, End of Year	$23.48		$22.90	$23.38	$20.70	$17.98

Total Return(2)	11.42%		4.75%	16.40%	21.36%	27.05%

Net Assets, End of Year (000s)	$166,400		$176,117	$179,762	$142,272	$111,838

Ratios to Average Net Assets:
Gross expenses	2.02	%(3)	1.99%	2.01%	1.96%	1.96%
Net expenses	2.02	(3)(4)	1.97 (4)	2.01	1.94 (4)	1.96
Net investment loss	(0.85)		(0.55)	(0.23)	(0.80)	(0.41)

Portfolio Turnover Rate	36%		27%	18%	31%	68%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 2.01%.

(4)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

Small Cap Value Fund         39

For a Class I share outstanding throughout each year ended September 30 (except where noted):

Class I Shares(1)(2)	2007		2006†	2005†	2004†	2003(3)†
Net Asset Value, Beginning of Year	$24.01		$24.16	$21.29	$18.27	$14.57

Income (Loss) From Operations:
Net investment income	0.09		0.16	0.19	0.07	0.06
Net realized and unrealized gain	2.88		1.25	3.55	4.01	3.64

Total Income From Operations	2.97		1.41	3.74	4.08	3.70

Less Distributions From:
Net investment income	—		—	(0.19)	—	—
Net realized gains	(1.96)		(1.56)	(0.68)	(1.06)	—

Total Distributions	(1.96)		(1.56)	(0.87)	(1.06)	—

Net Asset Value, End of Year	$25.02		$24.01	$24.16	$21.29	$18.27

Total Return(4)	12.77%		6.02%	17.81%	22.71%	25.39%

Net Assets, End of Year (000s)	$22,192		$105,703	$161,667	$60,684	$23,757

Ratios to Average Net Assets:
Gross expenses	0.79	%(5)	0.77%	0.81%	0.86%	0.80	%(6)
Net expenses	0.79	(5)(7)	0.77 (7)	0.81	0.84 (7)	0.80	(6)
Net investment income	0.44		0.64	0.84	0.32	0.75	(6)

Portfolio Turnover Rate	36%		27%	18%	31%	68%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

(3)	For the period April 14, 2003 (inception date) to September 30, 2003.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.78%.

(6)	Annualized.

(7)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

40         Legg Mason Partners Funds

(Investment Company Act

file no. 811-6444)

FD 02461 01/08

Legg Mason Partners

Small Cap Value Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report, or to request other information.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010, or by writing to the fund. The fund’s address is Legg Mason Partners Funds, 125 Broad Street, New York, New York 10004 until February 25, 2008. After that date, the fund’s address will be Legg Mason Partners Funds, 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

January 29, 2008

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND

125 Broad Street

New York, New York 10004

(until February 25, 2008)

55 Water Street

New York, New York 10041

(after February 25, 2008)

800-451-2010

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of Legg Mason Partners Fundamental Value Fund (the “fund”) dated January 29, 2008, as amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in its entirety into the prospectus.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund, Legg Mason Partners Fundamental Value Fund, Inc. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds, and is a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland business trust. Certain historical information contained in the SAI for periods prior to April 16, 2007 is that of the fund’s predecessor.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. A prospectus and copies of the reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund’s investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies the fund may utilize and certain risks associated with such investments, policies and strategies. Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) serves as the subadviser to the fund.

Investment Objective

The fund seeks long-term capital growth. Current income is a secondary consideration.

Principal Investment Strategies

The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium sized companies when the portfolio managers believe smaller companies offer more attractive value opportunities.

Foreign Securities and American Depositary Receipts. The fund has the authority to invest up to 25% of its assets in foreign securities (including European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and American Depositary Receipts (“ADRs”) or other securities representing underlying shares of foreign companies). EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Many of the foreign securities held by the fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the Securities and Exchange Commission (“SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a domestic company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and, many, if not all, of the foregoing considerations apply to such investments as well.

Additional Information

The fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the fund.

The fund seeks to achieve its investment objective through investment in common stocks and common stock equivalents, including preferred stocks and other securities convertible into common stocks. The fund also invests to a lesser extent in bonds and other debt instruments. There is no guarantee that the fund will achieve its investment objective.

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in cash or any type of money market or short-term debt instruments, including repurchase agreements with respect to those instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal. The fund is authorized to borrow money in an amount up to 10% of its total assets for temporary or emergency purposes.

Investment Company Securities. Subject to applicable statutory and regulatory limitations, the fund may invest up to 10% of its assets in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, the Lehman Treasury Bond Index, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values.

The fund may invest in closed-end investment companies which hold securities of U. S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Short Sales. If the fund anticipates that the price of a company’s stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale.

The fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever the fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, the fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

To avoid limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), on borrowing by investment companies, short sales by the fund will be “against the box,” or the fund’s obligation to deliver the securities sold short will be “covered.” The fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the fund’s total assets. Management currently intends to limit the fund’s short sales to shares issued by ETFs. ETFs hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the subadviser to adjust the fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to see the fund’s holdings of individual stocks in that sector.

Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (“U.S. government securities”), which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities, as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time;

(d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser, the consideration to be earned from such loans would justify the risk.

Generally, the borrower will be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Money Market Instruments. As stated in the prospectus, the fund may invest for temporary defensive purposes or when opportunities for capital growth do not appear attractive, in short-term corporate and government money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Certificates of deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amounts of CDs of each bank held by the fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, LMPFA will carefully evaluate such investments on a case-by-case basis.

Savings and loan associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Fixed Income Securities. The fund may invest in investment grade bonds, rated at the time of purchase in the four highest ratings categories by a nationally recognized securities rating organization (“NRSRO”), such as those rated Aaa, Aa, A and Baa by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA, A and BBB by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”). Obligations rated in the lowest of the top four rating categories (such as Baa by Moody’s or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that Moody’s, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the fund, although the subadviser will consider these events in determining whether the fund should continue to hold the securities.

Illiquid Securities. Up to 15% of the assets of the fund may be invested in illiquid securities, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities of new and early stage companies whose securities are not publicly traded.

Options, Futures and Currency Strategies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

The fund will not be a commodity pool. In addition, both of the Manager and subadviser have claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission (“CFTC”). To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency, or when the subadviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund will segregate (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of the fund’s commitments with respect to such contracts.

For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the subadviser intends to include in its portfolio. The fund also may use interest rates futures contracts and options thereon to hedge against changes in the general level in interest rates.

The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration which has been segregated by the fund) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations.

Although the fund might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the subadviser’s ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes.”

Options on Securities. As discussed more generally above, the fund may engage in the writing of covered call options. The fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the OCC or in the over-the-counter market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of LMPFA and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indices listed on domestic exchanges in order to realize its investment objective of long term growth or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor’s 100. Indices also are based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indices will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts and Options on Futures Contracts. As described generally above, the fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held by counterparties of futures agreements for amounts deposited as initial margin. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the subadviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Swaps. As one way of managing its exposure to different types of investments, the fund may enter into interest rate swaps, currency swaps, swaps relating to indices and equity interests of domestic and foreign issuers, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. Index swaps involve the exchange by the fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the fund’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to a swap transaction.

Disclosure of Portfolio Holdings

For funds in the Legg Mason Partners family of funds, each fund’s Board of Trustees (the “Board”) has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributor or its affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to Legg Mason’s or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s Board. The release of portfolio holdings other than in ongoing arrangements is subject to a written agreement which requires the recipient to keep the information confidential and to use the information only for the purpose specified in the agreement. The approval of the fund’s Chief Compliance Officer, or designee, must be obtained prior to release of the information other than in an ongoing arrangement.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the fund typically discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination

State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None

Institutional Shareholder Services (Proxy voting services)	As necessary	None

Bloomberg	Quarterly	25 Days after Quarter End

Lipper	Quarterly	25 Days after Quarter End

S&P	Quarterly	25 Days after Quarter End

Morningstar	Quarterly	25 Days after Quarter End

Vestek	Daily	None

Factset	Daily	None

The Bank of New York	Daily	None

Thomson	Semi-annually	None

Dataware	Daily	None

ITG	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan	Quarterly	25 Days after Quarter End

Mercer	Quarterly	25 Days after Quarter End

eVestment Alliance	Quarterly	25 Days after Quarter End

CRA RogersCasey	Quarterly	25 Days after Quarter End

Cambridge Associates	Quarterly	25 Days after Quarter End

Marco Consulting	Quarterly	25 Days after Quarter End

Wilshire	Quarterly	25 Days after Quarter End

Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End

CheckFree (Mobius)	Quarterly	25 Days after Quarter End

Recipient	Frequency	Delay before dissemination

Nelsons Information	Quarterly	25 Days after Quarter End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter

Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter

Quantitative Services Group	Daily	None

AMBAC	Daily	None

Deutsche Bank	Monthly	6-8 business days

Fitch	Monthly	6-8 business days

Liberty Hampshire	Weekly and Month End	None

Sun Trust	Weekly and Month End	None

New England Pension Consultants	Quarterly	25 Days after Quarter End

Evaluation Associates	Quarterly	25 Days after Quarter End

Watson Wyatt	Quarterly	25 Days after Quarter End

S&P (Rating Agency)	Weekly Tuesday Night	1 business day

Moody’s (Rating Agency)	Monthly	6-8 business days

Electra Information Systems	Daily	None

SunGard	Daily	None

INVESTMENT POLICIES

The fund has adopted the following fundamental investment policies for the protection of shareholders. Fundamental investment policies cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the fund’s voting power present at a meeting, if the holders of more than 50% of the voting power of the fund are present in person or by proxy, or (b) more than 50% of the voting power of the fund. Non-fundamental investment policies may be changed by the Board at any time without shareholder approval.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of the restriction.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the fund, the fund may not:

1. Invest more than 5% of the value of the fund’s total assets in the securities of any issuer which has been in continuous operation for less than three years. This restriction does not apply to U.S. government securities.

2. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

3. Invest in interests in oil, gas or other mineral exploration or development programs (except that the fund may invest in the securities of issuers which operate, invest in or sponsor such programs).

4. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

5. Invest in any company for the purpose of exercising control or management.

6. Purchase or sell real estate limited partnership interests.

7. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indices or similar items is not considered to be the purchase of a security on margin.

8. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof or engage in transactions involving futures contracts and related options, except as permitted under the fund’s investment goals and policies, as set forth in the current prospectus and SAI.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

MANAGEMENT

The business affairs of the fund are managed by or under the direction of the Board of the Trust. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the fund who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”) and executive officers of the fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Paul R. Ades Born 1940	Trustee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (1969 to 2007)	49	None

Robert M. Frayn, Jr. Born 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)	47	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	47	None

Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	47	None

Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)	47	None

John J. Murphy Born 1944	Trustee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, MO (since 2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)	47	None

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:

R. Jay Gerken , CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	137	Former Trustee, Consulting Group Capital Markets Funds (2002-2006)

*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth And Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates. Previously, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser Inc. (2002 to 2005)

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (2006 - present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005).

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

Name, Year of Birth And Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Kaprel Ozsolak Born 1965 125 Broad Street New York, NY 10004	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. (since 2005); Vice President at CAM (1996 to 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with CAM (2004 to 2005). Previously, Mr. Ozsolak was Controller of certain mutual funds associated with CAM (2002 to 2004).

Steven Frank Born 1967 125 Broad Street New York, NY 10004	Controller	Since 2005	Vice President of Legg Mason & Co. or its predecessors (since 2002); Controller of certain funds associated with Legg Mason & Co. (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2001 to 2005)

Albert Laskaj Born 1977 125 Broad Street New York, NY 10004	Controller	Since 2007	Controller of certain funds associated with Legg Mason & Co.; formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2005 to 2007); accounting manager of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2003 to 2005).

*	Each officer serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has three standing Committees: the Audit Committee, the Governance Committee and the Pricing Committee. The Audit Committee and the Governance Committee are composed of all the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Governance Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the equity-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Governance and Pricing Committees are recently established committees of this Board and met twice, once, and six times, respectively, during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees
Paul R. Ades	None	Over $100,000
Andrew L. Breech	None	Over $100,000
Dwight B. Crane	None	Over $100,000
Robert M. Frayn, Jr.	Over $100,000	Over $100,000
Frank G. Hubbard	$1 - $10,000	Over $100,000
Howard J. Johnson	None	$50,001 - $100,000
David E. Maryatt	Over $100,000	Over $100,000
Jerome H. Miller	None	Over $100,000
Ken Miller	None	$50,001 - $100,000
John J. Murphy	None	Over $100,000
Thomas F. Schlafly	None	Over $100,000
Jerry A. Viscione	$10,001 - $50,000	Over $100,000

Interested Trustee
R. Jay Gerken	None	Over $100,000

As of January 15, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

Information regarding compensation paid by the fund to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Independent Trustees his pro rata share of: an annual fee of $100,000 plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for telephonic Board meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chair of the Audit Committee will receive an additional $15,000 per year.

Recently Elected Board

Information as to the compensation paid to the Trustees by the fund complex for the calendar year ended December 31, 2007 and by the fund for the fiscal year ended September 30, 2007 is shown below.

Name of Trustee	Aggregate Compensation from the Fund for the Fiscal Year Ended September 30, 2007	Total Pension or Retirement Benefits Paid as Part of Fund Expenses	Total Compensation from Fund Complex Paid to Trustee for the Calendar Year Ended December 31, 2007	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Paul R. Ades	$12,775	$0	$183,550	47
Andrew L. Breech	$12,237	$0	$162,000	47
Dwight B. Crane	$14,006	(2)	$746,293	49
Robert M. Frayn, Jr.	$12,864	$0	$162,500	47
Frank G. Hubbard	$12,237	$0	$193,950	47
Howard J. Johnson	$25,833	$0	$196,250	47
David E. Maryatt	$18,737	$0	$163,500	47
Jerome H. Miller	$12,090	$0	$171,950	47
Ken Miller	$12,237	$0	$173,450	47
John J. Murphy	$12,237	$0	$185,800	47
Thomas F. Schlafly	$12,237	$0	$183,000	47
Jerry A. Viscione	$24,237	$0	$165,500	47

Interested Trustee
R. Jay Gerken(1)	$0	$0	$0	137

(1)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.
(2)	Pursuant to a prior emeritus retirement plan, Mr. Crane has received in a lump sum an aggregate benefit having a net present value equal to $444,643. Each fund formerly overseen by Mr. Crane paid a pro rata share (based on net asset size) of the aggregate benefit to Mr. Crane. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of the benefits paid to Mr. Crane.

Prior Board

For the fiscal year ended September 30, 2007, the former Directors of the fund were paid by the fund compensation listed below for their service as a Director.

Name of Independent Director	Aggregate Compensation from Fund for the Fiscal Year Ended September 30, 2007
Lloyd J. Andrews	$49,989	(2)
Robert M. Frayn, Jr.	$12,864
Leon P. Gardner	$116,834	(3)
Howard J. Johnson	$25,833
David E. Maryatt	$18,737
Jerry A. Viscione	$24,237

Name of Interested Director
R. Jay Gerken(1)	$0

(1)	Mr. Gerken was not compensated for his service as a Director because of his affiliation with the manager.
(2)	Pursuant to a prior emeritus retirement plan, Mr. Andrews has received in a lump sum an aggregate benefit having a net present value equal to $44,823. Each fund formerly overseen by Mr. Andrews paid a pro rata share (based on net asset size) of the aggregate benefit to Mr. Andrews. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of the benefits paid to Mr. Andrews.
(3)	Pursuant to a prior emeritus retirement plan, Mr. Gardner has received in a lump sum an aggregate benefit having a net present value equal to $103,500. Each fund formerly overseen by Mr. Gardner paid a pro rata share (based on net asset size) of the aggregate benefit to Mr. Gardner. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of the benefits paid to Mr. Gardner.

As of January 15, 2008, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding common stock of the fund.

As of January 8, 2008, to the knowledge of the fund, the following shareholders or groups (as such term is used in section 13(d) of the Securities Exchange Act of 1934) beneficially owned 5% or more of the outstanding shares of the following classes of the fund:

Name	Class	Percentage of Shares
PFPC Brokerage Services Main Office FBO Primerica Financial Services 760 Moore Road King of Prussia PA 19406	B	52.5%
Legg Mason Partners Lifestyle Series Inc Allocation 70% 125 Broad St New York, NY 10004-2400	I	43.4%
Legg Mason Partners Lifestyle Series Inc Allocation 50% 125 Broad St New York, NY 10004-2400	I	17.8%
Legg Mason Partners Variable Lifestyle Allocation 50% 125 Broad St New York, NY 10004-2400	I	10.7%
Legg Mason Partners Variable Lifestyle Allocation 70% 125 Broad St New York, NY 10004-2400	I	8.6%
Citi Global Impact Funding Trust, Inc Balanced Pool Glenn Kurlander 787 Seventh Avenue New York, NY 10019-6018	I	6.1%

Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $1.012 trillion. LMPFA provides administrative and certain oversight services to the fund and manages the cash and short-term investments of the fund.

Under the Management Agreement, subject to the supervision and direction of the fund’s Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the fund’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $1.5 billion	0.75%
Next $0.5 billion	0.70%
Next $0.5 billion	0.65%
Next $1 billion	0.60%
Over $3.5 billion	0.50%

Prior to December 1, 2005, Smith Barney Fund Management (“SBFM”) served as investment adviser and administrator to the fund pursuant to separate investment advisory and administration agreements and received separate investment advisory and administrative fees.

Prior to December 1, 2005, the fund paid SBFM an advisory fee, accrued daily and paid monthly, according to the following schedule:

First $1.5 billion of average daily net assets	0.55%
Next $0.5 billion of average daily net assets	0.50%
Next $0.5 billion of average daily net assets	0.49%
Next $1.0 billion of average daily net assets	0.46%
Over $3.5 billion of average daily net assets	0.38%

For the fiscal years ended September 30, 2007, 2006 and 2005, the fund incurred $29,702,848, $27,427,042 and $22,213,082, respectively, in investment advisory fees. For the fiscal years ended September 30, 2007, 2006 and 2005, the manager waived $52,603, $352,919 and $1,136,925 in investment advisory fees.

Prior to December 1, 2005, the fund paid administrative fees to SBFM according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $2 billion	0.20%
Next $0.5 billion	0.16%
Next $1.0 billion	0.14%
Over $3.5 billion	0.12%

For the fiscal years ended September 30, 2006 and 2005, the fund incurred $1,223,784 and $7,593,605, respectively, in administration fees.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to waive fees and or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the fund’s prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Subadviser

ClearBridge serves as the subadviser to the fund pursuant to a sub-advisory agreement between the manager and ClearBridge (the “Sub-Advisory Agreement”). ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018. ClearBridge is a wholly-owned subsidiary of Legg Mason.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage the fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the fund and the manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. The Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager pays the subadviser a fee equal to 70% of the management fee paid to LMPFA, net expense waivers and reimbursements. For the fiscal years ended September 30, 2007 and the period from August 1, 2006 through September 30, 2006, the manager paid the subadviser subadvisory fees of $20,791,993 and $3,296,179, respectively.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, its manager, the subadviser and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the fund, its manager, its subadviser and its distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted, a summary of which is Appendix A to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm located at 345 Park Avenue, New York, NY 10154 has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending September 30, 2008.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “the transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John G. Goode	9 other registered investment companies with approximately $6.79 billion in total assets under management	4 other pooled investment vehicles with approximately $0.42 billion in total assets under management	46,694 other accounts with approximately $12.31 billion in total assets under management

Peter J. Hable	11 other registered investment companies with approximately $8.76 billion in total assets under management	4 other pooled investment vehicles with approximately $0.42 billion in total assets under management. 1 pooled investment vehicle with assets of approximately $0.01 billion has an advisory fee based on performance	46,694 other accounts with approximately $12.31 billion in total assets under management

Investment Professional Compensation

Effective April 1, 2007, ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation. Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. The portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the product’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing a portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award. Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For the portfolio manager, 25% of this deferral is invested in his primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, the portfolio manager may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. The portfolio manager selects his primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the portfolio managers listed in the table above.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager as of September 30, 2007.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
John G. Goode	$50,001-$100,000
Peter J. Hable	None

Portfolio Transactions

Subject to policies as may be established by the fund’s Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions, except that the manager manages the cash and short-term investments of the fund. Commissions are negotiated with broker/dealers on all transactions.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The purchase by the fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and Sub-Advisory Agreement, each of the manager and the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or subadviser in managing any particular account, including the fund. For the fiscal year ended September 30, 2007, the fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
$1,527,308,084	$203,757

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal years ended September 30, 2005, 2006 and 2007, the fund paid aggregate brokerage commissions as set out below. This table also shows aggregate brokerage commissions paid to Citigroup Global Markets Inc. (“CGMI”), a former distributor and an affiliated person of the fund prior to December 1, 2005.

	Aggregate Broker Commissions Paid	Amount of Brokerage Commissions Paid by the fund to CGMI and its Affiliates
Year Ended September 30, 2005	$6,153,433	$112,512
Year Ended September 30, 2006	$3,568,438	$ 49,369
Year Ended September 30, 2007	N/A	N/A

As of December 1, 2005, LMIS became an underwriter of the fund under the 1940 Act. For the period December 1, 2005 through September 30, 2006 and for the fiscal year ended September 30, 2007, the fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or the subadviser’s other clients. Investment decisions for the fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended September 30, 2006 and 2007, the portfolio turnover rates were 19% and 17%, respectively.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

On September 30, 2007, the fund held the following securities issued by its regular broker-dealers:

Issuer	Market Value of Shares
JPMorgan Chase & Co.	$114,907,396
Bank of America Corp.	$114,414,319
Merrill Lynch & Co. Inc.	$88,144,848

DISTRIBUTION

Distributor

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202 serves as the fund’s sole and exclusive distributor pursuant to an agreement (the “distribution agreement”). For the fiscal year ended September 30, 2007 and for the period from December 1, 2005 to September 30, 2006, LMIS, CGMI and PFS Investments Inc. (“PFS”) served as the fund’s distributors. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as the fund’s distributors.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes case in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

Initial Sales Charge

The aggregate dollar amount of initial sales charges on Class A shares received by the distributors were as follows:

Class A Shares(1)

For the fiscal year ended September 30	CGMI and LMIS		PFS
2007	$369,675		$6,546,228
2006	$434,068		$6,110,784
2005	$669,947	(2)	$6,312,354

(1)	As of November 20, 2006, the initial sales charge on Class A shares increased.
(2)	All initial sales charges paid during the fiscal year ended 2005 were paid to CGMI.

Contingent Deferred Sales Charge

The aggregate dollar amount of contingent deferred sales charges on Class A, Class B and Class C shares received by distributors were as follows:

Class A Shares

For the fiscal year ended September 30	CGMI and LMIS		PFS
2007	$1,927		$2,497
2006	$5,296		$4,031
2005	$9,148	(1)	$4,673

(1)	All contingent deferred sales charges paid during the fiscal year ended 2005 were paid to CGMI.

Class B Shares

For the fiscal year ended September 30	CGMI and LMIS		PFS
2007	$419,411		$941,997
2006	$915,009		$1,057,144
2005	$1,711,426	(1)	$1,218,429

(1)	All contingent deferred sales charges paid during the fiscal year ended 2005 were paid to CGMI.

Class C Shares

For the fiscal year ended September 30	CGMI and LMIS		PFS
2007	$20,429		$0
2006	$28,556		$0
2005	$55,817	(1)	$0

(1)	All contingent deferred sales charges paid during the fiscal year ended 2005 were paid to CGMI.

No information is presented for Class FI or R shares because those classes were not available prior to the date of the prospectus and this SAI.

Shareholder Services and Distribution Plan

The fund has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B, Class C, Class FI and Class R shares. Under the 12b-1 Plan, the fund pays service and distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class A, Class B, Class C, Class FI and Class R shares and providing services to Class A, Class B, Class C, Class FI and Class R shareholders. The distributor will provide the fund’s Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B, Class C, Class FI and Class R shares. The fund pays distribution fees with respect to Class R shares at the annual rate of 0.25% of the fund’s average daily net assets. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.75% of the fund’s average daily net assets.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, to Service Agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B, Class C, Class FI and Class R investors.

The 12b-1 Plan permits the fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees who are not “interested persons” of the fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, including a majority of the Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each Class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the fund and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the distribution agreement.

Prior to December 1, 2007, the fund paid service and distribution fees directly to CGMI and PFS Distributors under separate 12b-1 Plans with respect to shares sold through CGMI and PFS Distributors.

No service or distribution fee information is presented for Class FI or Class R shares because no Class FI or Class R shares were outstanding prior to the date of this SAI.

Distribution expenses incurred by LMIS, CGMI and/or PFS for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to Service Agents and for accruals for interest on the excess of expenses incurred in the distribution of the fund’s shares are set forth in the following tables:

For the fiscal year ended September 30, 2007, CGMI incurred the following distribution expenses for the fund. Distribution expenses included marketing and advertising materials, printing costs of prospectuses, third party service fees, branch operating expenses and compensation of Service Agents.

Share Class	Marketing & Advertising	Printing of Prospectuses	Third Party	Branch Op Expenses	Service Agents	Total
Class A	$0	$0	$0	$1,604,496	$1,119,885	$2,724,381
Class B	$0	$0	$0	$619,880	$415,717	$1,035,597
Class C	$0	$0	$0	$3,229,072	$2,265,880	$5,494,952

For the fiscal year ended September 30, 2007, LMIS incurred the following distribution expenses for the fund. Distribution expenses included marketing and advertising materials, printing costs of prospectuses, third party service fees, branch operating expenses and compensation of Service Agents.

Share Class	Marketing & Advertising	Printing of Prospectuses	Third Party	Branch Op Expenses	Service Agents	Total
Class A	$0	$0	$947,916	$0	$0	$947,916
Class B	$275,649	$6,986	$346,607	$0	$2,323,073	$2,952,315
Class C	$235,604	$5,975	$921,973	$0	$663,735	$1,827,287

For the fiscal year ended September 30, 2007, PFS incurred the following distribution expenses for the fund. Distribution expenses included marketing and advertising materials, printing costs of prospectuses, third party service fees, branch operating expenses and compensation of Service Agents.

Share Class	Marketing & Advertising	Printing of Prospectuses	Third Party	Branch Op Expenses	Service Agents	Total
Class A	$0	$0	$6	$1,658,835	$1,598,475	$3,257,310
Class B	$79,463	$0	$0	$668,432	$2,783,742	$3,531,637
Class C	$0	$0	$6	$0	$0	$0

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, FI, R or I(1) shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. Payment must be made with the purchase order.

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain Classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in the fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, R and I Shares. Class FI, R and I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by accounts managed by registered investment advisory subsidiaries of Citigroup Inc.;

(f)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at net asset value prior to November 20, 2006, are permitted to purchase additional Class A shares at net asset value. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at net asset value.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners Fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund are not eligible.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Purchases made within 90 days prior to the 13-month period are also eligible to be treated as purchases made under the Letter of Intent. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs authorized prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable Legg Mason Partners Fund are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market Legg Mason Partners Funds equal at least $3,000,000, at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the net asset value of a share of the fund as of September 30, 2007.

Class A (based on a net asset value of $16.86 and a maximum initial sales charge of 5.75%)	$17.89

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange.

Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

VALUATION OF SHARES

The net asset value per share of the fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, FI, R and I Exchanges. Class A, FI, R and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs” for additional information.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential

U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each current and prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the fund owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

During the taxable year ended September 30, 2007, the fund utilized $1,825,734 of its capital loss carryover available from prior years. As of September 30, 2007, the fund had the following net capital loss carryforward remaining: $40,599. For federal income tax purposes, these amounts are available to be applied against the fund’s future realized capital gains that are realized prior to the expiration of applicable carryforwards, if any. The carryforwards expire as follows:

	September 30, 2007	September 30, 2008
Carryforward Amount	$1,825,734	$40,599

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Other Taxes. Dividends, distributions and redemption proceeds also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Notices, Other Taxes

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Taxation of Non-U.S. Shareholders.

Dividends and Distributions. Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

U.S. Real Property Interests. A distribution from the fund to foreign shareholders who have held more than 5% of the fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution received by the fund from a REIT. A distribution paid prior to 2008 attributable to the fund’s sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the fund’s assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. Restrictions apply regarding wash sales and substitute payment transactions.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The Trust. The certificate of trust to establish Legg Mason Partners Equity Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. On April 16, 2007, the fund was redomiciled as a series of the trust. Prior thereto, the fund was a series of Legg Mason Partners Investment Trust, a Massachusetts business trust. Prior to its organization as a series of a Massachusetts business trust, the fund was organized as a Maryland corporation.

The fund is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the fund and other affiliated funds (collectively, the “funds”), including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of the matter.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

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On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated compliant. The plaintiffs have the right to appeal the order.

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On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain closed-end funds previously managed by SBFM or SBAM of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup Inc., its former parent. It is not expected that this matter will adversely impact the fund or its current manager.

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The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the fund and the fund’s predecessor (Statement of Assets and Liabilities as of September 30, 2007, Statement of Operations for the year ended September 30, 2007, Statements of Changes in Net Assets for each of the years in the two-year period ended September 30, 2007, Financial Highlights for each of the years in the five-year period ended September 30, 2007, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this Statement of Additional Information (filed on December 6, 2007; Accession Number 0001193125-07-260193).

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

The Proxy Voting Procedures are applicable when ClearBridge votes proxies for clients that have authorized it to do so and for each U.S. registered investment company for which it acts as adviser or sub-adviser with power to vote proxies. The Proxy Voting Procedures state that ClearBridge’s goal is to act prudently and solely in the best interests of the owners of the accounts it manages.

The Proxy Voting Procedures contain voting policies relating to three categories of proxy issues. The first category includes proxy issues for which a position is stated in the procedures (for example, with respect to voting on director nominees in uncontested elections, ClearBridge votes for director nominees). The second category includes issues for which a list of factors to be considered in casting a vote is provided. With respect to these issues, ClearBridge votes on a case-by-case basis in accordance with the general principles of acting prudently and in the best interests of the owners and considering the designated factors (for example, on proposals that establish or amend director qualifications, ClearBridge considers how reasonable the criteria are and to what degree the criteria may preclude dissident nominees from joining the board). The third category picks up all issues that do not fall into either of the first two categories. For these issues, ClearBridge votes on a case-by-case basis in accordance with the general principles described above.

The Proxy Voting Procedures set forth guidelines for identifying and resolving conflicts that may arise between ClearBridge’s interests and those of its clients. Periodically, ClearBridge distributes a memorandum alerting employees of their obligations regarding conflicts. Employees are instructed to report conflicts to the Compliance Department. Financial Control provides an up-to-date list of client relationships that account for 1% or more of ClearBridge’s annual revenues.

ClearBridge has created a Proxy Committee which oversees the proxy voting process, resolves conflicts of interest, reviews certain votes, i.e., situations where ClearBridge votes against a specific policy or against management recommendations. The Committee also oversees the performance of the third party vendor charged with administering and implementing the voting.

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January 29, 2008

LEGG MASON PARTNERS SMALL CAP VALUE FUND

125 Broad Street

New York, NY 10004

(until February 25, 2008)

55 Water Street

New York, NY 10041

(after February 25, 2008)

(800) 451-2010

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the current prospectus of Legg Mason Partners Small Cap Value Fund (the “fund”), dated January 29, 2008, as amended or supplemented from time to time, and should be read in conjunction with the prospectus. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds, and is a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland business trust. Certain historical information contained in the SAI for periods prior to April 16, 2007 is that of the fund’s predecessor.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated by reference. A prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

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INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in its prospectus. Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund. ClearBridge Advisors, LLC (“ClearBridge” or the “subadviser”) serves as the subadviser to the fund.

Investment Objective

The fund seeks long-term capital growth.

Principal Investment Strategies

The fund attempts to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of small capitalization U.S. companies or in other investments with similar economic characteristics. Small capitalization companies are companies with market capitalization values at the time of investment that do not exceed (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index (the “Index”) for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy. The size of the companies in the Index changes with market conditions and the composition of the Index. Investments in smaller capitalized companies may offer greater opportunities for growth of capital than larger, more established companies, but may also involve certain risks because smaller capitalized companies often have limited market or financial resources and may be dependent on one or two people for management. In addition, shares of smaller capitalized companies have limited liquidity and more volatility which could result in significant fluctuations in the price of their shares. The fund’s 80% investment policy is non-fundamental and may be changed by the Board of Trustees (the “Board”) to become effective upon at least 60 days’ notice to shareholders prior to any such change.

The fund will normally invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depositary receipts for those securities. It is the policy of the fund to be as fully invested in equity securities as practicable at all times. The fund may invest up to 20% of the value of its net assets in shares of companies with larger market capitalization.

Additional Information

The fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the fund.

Under certain circumstances, the fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. government securities, money market obligations, and in cash to provide for payment of the fund’s expenses and to meet redemption requests. The fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

The fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

The fund may invest up to 10% of its total assets in foreign securities, including both direct investments and investments made through depositary receipts. The fund may also invest in real estate investment trusts; purchase

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or sell securities on a when-issued or delayed-delivery basis; enter into forward commitments to purchase securities; lend portfolio securities; purchase and sell put and call options; invest in illiquid securities; and enter into interest rate futures contracts, stock index futures contracts and related options.

The different types of securities and investment techniques used by the fund all involve risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest and/or principal payments.

Convertible Securities. Convertible securities are generally preferred securities or fixed-income securities that are convertible into common stock at either a stated price or stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. The subadviser will select convertible securities to be purchased by the fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

Foreign Securities. The fund has the authority to invest up to 10% of its assets in foreign securities. In addition to direct investment in securities of foreign issuers, the fund may also invest in securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The fund also may invest in securities denominated in European Currency Units (“ECUs”). An ECU is a “basket” consisting of a specified amount of currencies of certain of the member states of the European Union. In addition, the fund may invest in securities denominated in other currency baskets.

There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, and the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

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Illiquid Securities. Up to 15% of the assets of the fund may be invested in illiquid securities, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and options thereon for which a liquid secondary market does not exist, (c) time deposits maturing in more than seven calendar days and (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities.

Real Estate Investment Trusts (“REITs”). The fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT’s manager. REITs are also subject to risks generally associated with investments in real estate. The fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Debt Securities. Debt securities in which the fund may invest include notes, bills, commercial paper, obligations issued or guaranteed by the U.S. government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit. Debt securities represent money borrowed that obligate the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

All debt securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security’s value, usually as a result of changes in interest rates. The value of the fund’s investments in debt securities will change as the general levels of interest rates fluctuate. During periods of falling interest rates, the value of the fund’s debt securities will generally rise. Conversely, during periods of rising interest rates, the value of the fund’s debt securities will generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest. The fund has no restrictions with respect to the maturities or duration of the debt securities it holds. The fund’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the fund’s shorter-term securities.

Money Market Instruments. As stated in the prospectus, the fund may invest for defensive purposes in corporate and government bonds and notes and money market instruments. Short-term instruments in which the fund may invest include obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers’ acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. or Prime-2 by Moody’s Investors Service, Inc. or the equivalent from another nationally recognized statistical rating organization or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Board.

The following is a more detailed description of such money market instruments.

Bank Obligations. Certificates of deposits (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund,

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depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the manager will carefully evaluate such investments on a case-by-case basis.

Savings and loans associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

U.S. Government Securities. The fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. The fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements. The fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the fund acquires securities subject to the seller’s agreement to repurchase at a specified time and price. If the seller becomes subject to a

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proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the fund’s right to liquidate the securities may be restricted (during which time the value of the securities could decline).

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the fund, along with other affiliated entities managed by the manager and its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements and for cash management purposes, the fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements. The fund may not lend its portfolio securities to the subadviser or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund may terminate the loan and regain the right to vote the securities. Payments received by the fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes”).

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser, the consideration to be earned from such loans would justify the risk.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the fund and its agreement to repurchase the instrument at a specified time and price. The fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the Investment Company Act of 1940, as amended (the “1940 Act”), reverse repurchase agreements may be considered borrowings by the seller.

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Reverse repurchase agreements create opportunities for increased returns to the shareholders of the fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the fund will have to pay in respect thereof, the fund’s net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the fund will be less than if the reverse repurchase agreement had not been used.

The fund currently intends to invest not more than 33 1/3% of its total assets in reverse repurchase agreements.

Options, Futures and Currency Strategies. The fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency, or when the subadviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund’s custodian places (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the fund having a value equal to the aggregate account of the fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the fund’s commitments with respect to such contracts.

For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the subadviser intends to include in its portfolio. The fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its

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portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its custodian.

Although the fund might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the subadviser’s ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).

Options on Securities. As discussed more generally above, the fund may engage in the writing of covered call options. The fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no

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longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“Clearing Corporation”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

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Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. As described generally above, the fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor’s 100 Index. Indexes also are based on an industry or market segment such as the Amex Oil Index or the AMEX Computer Technology Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts and Options on Futures Contracts. As described generally above, the fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

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No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the fund’s custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

The Commodity Futures Trading Commission (“CFTC”) has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that the fund’s long and short positions in future contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the subadviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

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When-Issued Securities and Delayed Delivery Transactions. In order to secure what the subadviser considers to be an advantageous price or yield, the fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public’s perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. Government securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

A fund will at times maintain in a segregated account at its custodian cash or liquid securities equal to the amount of the fund’s when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the account may have a leveraging effect on the fund’s assets. That is, to the extent that the fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the fund’s payment obligations).

Portfolio Transactions

Subject to policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions, except that the manager manages the cash and short-term investments of the fund. Commissions are negotiated with broker-dealers on all transactions.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement (as defined under “Management—Manager”) and Sub-Advisory Agreement (as defined under “Management—Subadviser”), each of the manager and the subadviser is authorized to place orders pursuant to their investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those

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terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or subadviser in managing any particular account, including the fund. For the fiscal year ended September 30, 2007, the fund paid commissions to brokers that provided research services as follows:

Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
$514,887,417	$100,197

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal years ended September 30, 2005, 2006 and 2007, the fund paid aggregate brokerage commissions as set out below. This table also shows aggregate brokerage commissions paid to Citigroup Global Markets Inc. (“CGMI”), formerly a distributor and an affiliated person of the fund, prior to December 1, 2007.

Fiscal Year Ending September 30:	Total Brokerage Commissions	Commissions Paid to CGMI and Affiliates	% of Total Brokerage Commissions Paid to CGMI and Affiliates	% of Total Dollar Amount of Transactions Involving Commissions Paid to CGMI and Affiliates
2005	$423,431	$9,500	2%	5%
2006	$795,461	$1,140	0%	1%
2007	$777,795	N/A	N/A	N/A

As of December 1, 2005, LMIS became an underwriter of the fund under the 1940 Act. For the period December 1, 2005 through September 30, 2006, and for the fiscal year ended September 30, 2007, the fund did not pay any brokerage commissions to LMIS or its affiliates.

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During the fiscal year ended September 30, 2007, the fund did not purchase securities issued by the regular broker-dealers of the fund.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or the subadviser’s other clients. Investment decisions for the fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the manager and/or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended September 30, 2006 and 2007, the fund’s portfolio turnover rates were 27% and 36%, respectively.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Disclosure of Portfolio Holdings

For funds in the Legg Mason Partners family of funds, each fund’s Board of Trustees has adopted policies and procedures developed by LMPFA with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributor or its affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

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Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to Legg Mason’s or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, performance attribution (e.g. analysis of the fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor Legg Mason nor any other affiliated person may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s Board. The release of portfolio holdings other than in ongoing arrangements is subject to a written agreement which requires the recipient to keep the information confidential and to use the information only for the purpose specified in the agreement. The approval of the fund’s Chief Compliance Officer, or designee, must be obtained prior to release of the information other than in an ongoing arrangement.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the fund typically discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website, http://www.leggmason.com/individualinvestors.

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Set forth below is a list, as of August 31, 2007, of those parties with whom LMPFA, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholder Services (Proxy voting services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days after Quarter End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days after Quarter End
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 business days
Fitch	Monthly	6-8 business days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End

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Recipient	Frequency	Delay Before Dissemination
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Monthly	6-8 business days
Electra Information Systems	Daily	None
SunGard	Daily	None

PORTFOLIO MANAGER DISCLOSURE

Portfolio Manager

The following tables set forth certain additional information with respect to the fund’s portfolio manager. Unless noted otherwise, all information is provided as of September 30, 2007.

Other Accounts Managed by Portfolio Manager

The table below identifies the number of accounts (other than the fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and the number of accounts and total assets in the accounts where fees are based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Hable	11 registered investment companies with approximately $8.18 billion in total assets under management	4 other pooled investment vehicles with approximately $0.42 billion in assets under management. 1 pooled investment vehicle with assets of approximately $0.01 billion has an advisory fee based on performance	49,694 other accounts with approximately $12.31 billion in total assets under management

Investment Professional Compensation

Effective April 1, 2007, ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation. Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. The portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the

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most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the product’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing a portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award. Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For the portfolio manager, 25% of this deferral is invested in his primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, the portfolio manager may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. The portfolio manager selects his primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

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These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, the portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the portfolio manager.

Portfolio Manager	Dollar Range of Ownership of Securities
Peter Hable	None

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INVESTMENT POLICIES

The fund has adopted the following fundamental and non-fundamental policies for the protection of shareholders. Investment policies described in this SAI are fundamental only if they are identified as such. Fundamental investment policies may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power present at a fund meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy or (b) more than 50% of the voting power of the fund.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The fund’s fundamental policies are as follows:

1.	The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.	The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to

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be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies,

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because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

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Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the fund, the fund may not:

1.	Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Invest in oil, gas or other mineral exploration programs.

3.	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

4.	Invest in companies for the purpose of exercising management or control.

5.	Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the fund would then be invested in such securities (for purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets).

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

MANAGEMENT

The business affairs of the fund are managed by or under the direction of the Board of the Trust. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the fund who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of the fund, their birth years, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

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The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Paul R. Ades Born 1940	Trustee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)	47	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Independent Consultant (since 1969); formerly, Professor, Harvard Business School (1969 to 2007)	49	None

Robert M. Frayn, Jr. Born 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)	47	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	47	None

Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	47	None

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)	47	None

John J. Murphy Born 1944	Trustee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee, Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (since 1989)	47	Director, Citizens National Bank of Greater St. Louis, MO (since 2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)	47	None

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Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:

R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	137	Former Trustee, Consulting Group Capital Markets Funds (2002-2006)

*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

R. Jay Gerken, CFA Born 1951 620 Eighth Avenue New York, NY 10018	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board and Trustee/Director of 149 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005).

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM”, a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005).

John Chiota Born 1968 300 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

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Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kaprel Ozsolak Born 1965 125 Broad Street New York, NY 10004	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. (since 2005); Vice President at CAM (1996 to 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain funds associated with CAM (2004 to 2005). Previously, Controller of certain mutual funds associated with CAM (2002 to 2004).

Steven Frank Born 1967 125 Broad Street New York, NY 10004	Controller	Since 2005	Vice President of Legg Mason & Co. or its predecessors (since 2002); Controller of certain funds associated with Legg Mason & Co. (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2001 to 2005).

Albert Laskaj Born 1977 125 Broad Street New York, NY 10004	Controller	Since 2007	Controller of certain funds associated with Legg Mason & Co. (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2005 to 2007); accounting manager of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2003 to 2005).

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

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Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has three standing Committees: the Audit Committee, the Governance Committee and the Pricing Committee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Governance Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the manager, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Governance Committee may consider relevant;

•	the character and integrity of the person; and

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•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the board that oversees all of the equity-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Governance and Pricing Committees are recently established committees of this Board and met twice, once and five times, respectively, during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2007.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees
Paul R. Ades	$10,001-$50,000	Over $100,000
Andrew L. Breech	None	Over $100,000
Dwight B. Crane	$50,001-$100,000	Over $100,000
Robert M. Frayn, Jr.	None	Over $100,000
Frank G. Hubbard	None	Over $100,000
Howard J. Johnson	None	$50,001-$100,000
David E. Maryatt	None	Over $100,000
Jerome H. Miller	None	Over $100,000
Ken Miller	None	$50,001-$100,000
John J. Murphy	None	Over $100,000
Thomas F. Schlafly	None	Over $100,000
Jerry A. Viscione	None	Over $100,000

Interested Trustee
R. Jay Gerken	None	Over $100,000

As of January 15, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

Information regarding compensation paid by the fund to its recently elected Board and to its prior Board is set forth below. The Independent Trustees receive a fee for each meeting of the fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Independent Trustees his pro rata share of: an annual fee of $100,000 plus $20,000 for each regularly scheduled Board meeting attended, in person, and $1,000 for telephonic Board meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the Chair of the Audit Committee will receive an additional $15,000 per year.

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Recently Elected Board

Information as to compensation paid to the Trustees by the fund complex for the calendar year ended December 31, 2007 and by the fund for the fiscal year ended September 30, 2007 is shown below:

Name of Trustee	Aggregate Compensation from the Fund for the Fiscal Year Ended September 30, 2007	Total Pension or Retirement Benefits Paid as Part of Fund Expenses	Total Compensation from Fund Complex Paid to Trustee for the Calendar Year Ended December 31, 2007	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Paul R. Ades	$3,138	$0	$183,550	47
Andrew L. Breech	$1,807	$0	$162,000	47
Dwight B. Crane	$6,804	(2)	$746,293	49
Robert M. Frayn, Jr.	$1,538	$0	$162,500	47
Frank G. Hubbard	$2,535	$0	$193,950	47
Howard J. Johnson	$1,965	$0	$196,250	47
David E. Maryatt	$1,807	$0	$163,500	47
Jerome H. Miller	$2,512	$0	$171,950	47
Ken Miller	$2,489	$0	$173,450	47
John J. Murphy	$1,807	$0	$185,800	47
Thomas F. Schlafly	$1,807	$0	$183,000	47
Jerry A. Viscione	$1,807	$0	$165,500	47

Interested Trustee
R. Jay Gerken(1)	$0	$0	$0	137

(1)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.
(2)

Pursuant to a prior emeritus retirement plan, Mr. Crane has received in a lump sum an aggregate benefit having a net present value equal to $444,643. Each fund formerly by Mr. Crane paid a pro rata share (based upon asset size) of the aggregate benefit to Mr. Crane. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of the benefits paid to Mr. Crane.

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As of January 15, 2008, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding common stock of the fund.

As of January 4, 2008, to the knowledge of the fund, the following shareholders or groups (as the term is used in Section 13(d) of the 1934 Act) beneficially owned 5% or more of the outstanding shares of the following classes of the fund:

Name	Class	Percentage of Shares
CITISTREET RETIREMENT TRUST ACCOUNT CITIGROUP INSTITUTIONAL TRUST 400 ATRIUM DR SOMERSET NJ 08873-4172	A	14.54%

HARTFORD LIFE SEPARATE ACCOUNT DAVID TEN BROECK TTEE PO BOX 2999 HARTFORD, CT 06104-2999	A	7.53%

METLIFE INSURANCE CO OF CONNECTICUT ATTN SHAREHOLDER ACCOUNTING DEPT PO BOX 990027 HARTFORD CT 06199-0027	A	5.43%

STATE STREET BANK AND TRUST NESTLE 401K SAVINGS PLAN U/A DATED 09/01/03 CITISTREET LLC—RECORD KEEPER 105 ROSEMONT AVE WESTWOOD MA 02090-2318	I	87.54%

CITIGROUP GLOBAL MARKETS INC. 333 WEST 34TH STREET—3RD FLOOR NEW YORK, NEW YORK 10001	I	12.60%

Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2007, Legg Mason’s asset management operation had aggregate assets under management of approximately $1.012 trillion. LMPFA provides administrative and certain oversight services to the fund and manages the cash and short-term investments of the fund.

Under the Management Agreement, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board

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materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the fund’s Trustees or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

As compensation for investment advisory services, the fund pays LMPFA a fee computed daily and paid monthly at the annual rate of 0.75% of the fund’s average daily net assets. Prior to August 1, 2006, SBFM, an indirect wholly-owned subsidiary of Legg Mason, acted as the investment manager of the fund. Under the investment management agreement with SBFM, the fund paid an investment management fee calculated at an annual rate of 0.75% of the fund’s average daily net assets.

For the fiscal years ended September 30, 2005, 2006 and 2007, the fund incurred the following in investment management fees:

	Gross Management Fee	Waiver Amount	Expense Reimbursement Amount	Net Management Fee
Fiscal Year 2005	$5,351,695	$0	$0	$5,351,695
Fiscal Year 2006:
10/1/05-7/31/06 (SBFM)	$4,764,531	$16,370	$95,620	$4,652,541
8/1/06-9/30/06 (LMPFA)	$907,741	$0	$1,007	$906,734
Fiscal Year 2007	$5,183,160	$3,797	$0	$5,179,363

Subadviser

ClearBridge serves as the subadviser to the fund pursuant to a sub-advisory agreement between the manager and ClearBridge (the “Sub-Advisory Agreement”). ClearBridge is a wholly-owned subsidiary of Legg Mason. ClearBridge has offices at 620 Eighth Avenue, New York, NY 10018.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term investments that is performed by LMPFA, manage the fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such

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Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the fund and the manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. This Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager pays the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the fiscal year ended September 30, 2007 and the period from August 1, 2006 through September 30, 2006, the manager paid the subadviser subadvisory fees of $3,628,189 and $635,419, respectively.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to waive fees and or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in the fund’s prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and takes and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

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Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser, and the distributor have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the fund, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted, a summary of which is attached as Appendix A to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the fund. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, NY 10038-4982, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm, 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending September 30, 2008.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in

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the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also may act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

DISTRIBUTOR

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to an agreement (the “distribution agreement”).

The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares. The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Prior to December 1, 2007, CGMI and PFS Investments Inc. (“PFS”) served as co-distributors along with LMIS.

The aggregate dollar amount of commissions and contingent deferred sales charges on Class A, Class B and Class C shares received by CGMI, LMIS and their affiliates were as follows:

Initial Sales Charges

Class A Shares (paid to CGMI and LMIS)

For the fiscal year ended September 30:
2007	$9,000
2006	$21,000
2005*	$336,000

*	All initial sales charges paid during the fiscal year ended September 30, 2005 were paid to CGMI.

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Contingent Deferred Sales Charges

Class A Shares (paid to CGMI and LMIS)

For the fiscal year ended September 30:
2007	$2,000
2006	$0
2005*	$1,000

*	All contingent deferred sales charges paid during the fiscal year ended September 30, 2005 were paid to CGMI.

Class B Shares (paid to CGMI and LMIS)

For the fiscal year ended September 30:
2007	$108,000
2006	$29,000
2005*	$175,000

*	All contingent deferred sales charges paid during the fiscal year ended September 30, 2005 were paid to CGMI.

Class C Shares (paid to CGMI and LMIS)

For the fiscal year ended September 30:
2007	$3,000
2006	$1,000
2005*	$10,000

*	All contingent deferred sales charges paid during the fiscal year ended September 30, 2005 were paid to CGMI.

PFS was a distributor of the fund from December 1, 2006 to November 30, 2007. During that period, it received initial sales charges and contingent deferred sales charges as follows:

Initial Sales Charges

Class A Shares	$119,809

Contingent Deferred Sales Charges

Class A	$148

Class B	$1,640

No information is presented for Class FI or R shares because those classes were not available prior to the date of the prospectus and this SAI.

Shareholder Services and Distribution Plan Arrangements

The Trustees, on behalf of the fund, have adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B, Class C, Class FI and Class R shares. Under the 12b-1 Plan, the fund pays service and distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class A, Class B, Class C, Class FI and Class R shares and providing services to Class A, Class B, Class C, Class FI and Class R shareholders. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated

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at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B, Class C, Class FI and Class R shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to such class and with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, to Service Agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.

The 12b-1 Plan permits the fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each Class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the fund and the distributor provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

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As contemplated by the 12b-1 Plan, the distributor acts as an agent of the Trust in connection with the offering of shares of the fund pursuant to the distribution agreement.

Prior to December 1, 2007, the fund paid service and distribution fees directly to CGMI under a separate 12b-1 Plan with respect to shares sold through CGMI.

No service or distribution fee information is presented for Class FI or Class R because no Class FI or Class R shares were outstanding prior to the date of this SAI.

The following service and distribution fees were incurred by the fund pursuant to a 12b-1 Plan during the periods indicated:

	Fiscal Year Ended 9/30/07	Fiscal Year Ended 9/30/06	Fiscal Year Ended 9/30/05
Class A	$763,657	$654,268	$641,041
Class B	$996,512	$1,421,518	$1,519,330
Class C	$1,793,476	$1,812,170	$1,655,572

During the fiscal year ended September 30, 2007, distribution expenses incurred by LMIS, CGMI and/or PFS for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to their financial advisers or registered representative and for accruals for interest on expenses incurred in the distribution of the fund’s shares are set forth in the following tables:

LMIS

	Financial Advisors	Third Party Service Fees	Marketing and Advertising	Printing	Total
Class A	$0	$460,025	$0	$0	$460,025
Class B	$388,067	$61,086	$4,653	$238	$454,044
Class C	$316,903	$160,496	$91,785	$5,505	$574,689

CGMI

	Financial Advisors	Third Party Service Fees	Branch Expenses	Marketing and Advertising	Printing	Total
Class A	$115,996	$0	$169,356	$0	$0	$285,352
Class B	$69,629	$0	$99,955	$0	$0	$169,584
Class C	$456,602	$0	$667,321	$0	$0	$1,123,923

PFS

	Financial Advisors	Third Party Service Fees	Branch Expenses	Marketing and Advertising	Printing	Total
Class A	$3,752	$0	$50,478	$0	$0	$54,230
Class B	$1,591	$0	$16,004	$1,240	$0	$18,835
Class C	$0	$0	$0	$0	$0	$0

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PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, FI, R or I* shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason, and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange (the “NYSE”) on any day the fund calculates its net asset value (“NAV”) are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is received by the fund’s agent prior to its close of business. Payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain Classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

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Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, R and I Shares. Class FI, R and I shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup Inc.;

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

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Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners Fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund are not eligible.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward you Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Purchases made 90 days prior to the 13-month period are also eligible to be treated as purchases made under the Letter of Intent. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Asset Level Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between

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(a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the

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contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs authorized prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), to offer eligible retirement plan investors the opportunity to exchange all of their Class C

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shares for Class A shares of an applicable Legg Mason Partners Fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If, a participating plan’s total Class C holdings in all non-money market Legg Mason Partners Funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the net asset value of a share of the fund as of September 30, 2007.

Class A (based on a net asset value of $24.66 and a maximum initial sales charge of 5.75%)	$26.16

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

Any signature appearing on a stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic

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credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund

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securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

VALUATION OF SHARES

The NAV per share of the fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. Please see the prospectus for a description of the procedures used by the fund in valuing its assets.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, FI, R and I Exchanges. Class A, FI, R and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs” for additional information.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders

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with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income) and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the fund owns 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

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As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement.

To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or

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trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, the fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the

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ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual

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receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United Sates or in certain countries with a comprehensive tax treaty with the United States or the stock of which is readily tradable on an established securities market in the United States) which are not PFICs. Dividend income will not be treated as qualified dividend income unless the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the

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declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Certain types of income received by the fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders. In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder annuity trust or charitable remainder unitrust (each as defined by Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the Trust.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices; Other Taxes

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

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If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from the fund to foreign shareholders who have held more than 5% of the fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution received by the fund from a REIT and if 50% or more of the value of the fund’s assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

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ADDITIONAL INFORMATION

The Trust. The certificate of trust to establish Legg Mason Partners Equity Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. On April 16, 2007, the fund was redomiciled as a series of the trust. Prior thereto, the fund was a series of Legg Mason Partners Investment Trust, a Massachusetts business trust. Prior to reorganization of the fund as a series of Legg Mason Partners Investment Trust, the fund was a series of Legg Mason Partners Investment Funds, Inc., a Maryland corporation.

The fund is a series of the trust, a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the Trustees) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the Declaration). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

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Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The Declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause

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of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The Declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the Fund and other affiliated funds (collectively the “Funds”), including

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SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, including the fund, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, a former distributor of the fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the

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appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above- described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have the right to appeal the order.

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***

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain closed-end funds previously managed by SBFM or SBAM of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup Inc., its former parent. It is not expected that this matter will adversely impact the fund or its current manager.

*    *    *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the fund and the fund’s predecessor (Statement of Assets and Liabilities as of September 30, 2007, Statement of Operations for the year ended September 30, 2007, Statements of Changes in Net Assets for each of the years in the two-year period ended September 30, 2007, Financial Highlights for each of the years in the five-year period ended September 30, 2007, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this Statement of Additional Information (filed on December 6, 2007; Accession Number 0001193125-07-260252).

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APPENDIX A

Proxy Voting Policies and Procedures

The Proxy Voting Procedures are applicable when ClearBridge votes proxies for clients that have authorized it to do so and for each U.S. registered investment company for which it acts as adviser or sub-adviser with power to vote proxies. The Proxy Voting Procedures state that ClearBridge’s goal is to act prudently and solely in the best interests of the owners of the accounts it manages.

The Proxy Voting Procedures contain voting policies relating to three categories of proxy issues. The first category includes proxy issues for which a position is stated in the procedures (for example, with respect to voting on director nominees in uncontested elections, ClearBridge votes for director nominees). The second category includes issues for which a list of factors to be considered in casting a vote is provided. With respect to these issues, ClearBridge votes on a case-by-case basis in accordance with the general principles of acting prudently and in the best interests of the owners and considering the designated factors (for example, on proposals that establish or amend director qualifications, ClearBridge considers how reasonable the criteria are and to what degree the criteria may preclude dissident nominees from joining the board). The third category picks up all issues that do not fall into either of the first two categories. For these issues, ClearBridge votes on a case-by-case basis in accordance with the general principles described above.

The Proxy Voting Procedures set forth guidelines for identifying and resolving conflicts that may arise between ClearBridge’s interests and those of its clients. Periodically, ClearBridge distributes a memorandum alerting employees of their obligations regarding conflicts. Employees are instructed to report conflicts to the Compliance Department. Financial Control provides an up-to-date list of client relationships that account for 1% or more of ClearBridge’s annual revenues.

ClearBridge has created a Proxy Committee which oversees the proxy voting process, resolves conflicts of interest, reviews certain votes, i.e., situations where ClearBridge votes against a specific policy or against management recommendations. The Committee also oversees the performance of the third party vendor charged with administering and implementing the voting.

A-1

OTHER INFORMATION

Item 23.	Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (“SEC”) on October 21, 1991 (File Nos. 33-43446 and 811-06444).

(a)(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated by reference to Post -Effective Amendment No. 70 to the Registrant’s Registration Statement as filed with the SEC on April 13, 2007 (“Post-Effective Amendment No. 70”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 8, 2007 is incorporated by reference to Post-Effective Amendment No. 70.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 9, 2007 is incorporated by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

(4) Amended and Restated Designation of Classes effective as of August 9, 2007 is incorporated by reference to Post-Effective Amendment No. 72.

(5) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust and Amended and Restated Designation of Classes effective as of November 8, 2007 is incorporated by reference to Post-Effective Amendment No. 76 as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 76”).

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated by reference to Post-Effective Amendment No. 70.

(c) Not Applicable.

(d)(1) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Aggressive Growth Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated by reference to Post-Effective Amendment No. 78 as filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).

(2) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Convertible Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Diversified Large Cap Growth Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(4) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Dividend Strategy Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(5) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Emerging Markets Equity Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(6) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Financial Services Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(7) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Fundamental Value Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(8) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners International All Cap Opportunity Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(9) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners All Cap Fund, and Legg Mason Capital Management Inc. (“LMCM”) is incorporated herein by reference to Post-Effective Amendment No. 73 as filed with the SEC on August 27, 2007 (“Post-Effective Amendment No. 73”).

(10) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Small Cap Value Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(11) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Appreciation Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(12) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Capital and Income Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(13) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Capital Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(14) Management Agreement between the Registrant, on behalf of Legg Mason Partners Classic Values Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(15) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Equity Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(16) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Equity Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(17) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Investors Value Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(18) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Large Cap Growth Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(19) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Allocation 100%, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(20) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Allocation 30%, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(21) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Allocation 50%, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(22) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Allocation 70%, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(23) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Allocation 85%, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(24) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Lifestyle Income Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(25) Management Agreement between the Registrant, on behalf of Legg Mason Partners Mid Cap Core Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(26) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners S&P 500 Index Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(27) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Small Cap Core Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(28) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Small Cap Growth Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(29) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Social Awareness Fund, and LMPFA is incorporated by reference to Post-Effective Amendment No. 78.

(30) Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners 130/30 U.S. Large Cap Equity Fund, and LMPFA, is incorporated by reference to Post-Effective Amendment No. 72 as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

(31) Form of Subadvisory Agreement between LMPFA and ClearBridge Advisors, LLC (“ClearBridge”), with respect to Legg Mason Partners Aggressive Growth Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(32) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Convertible Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(33) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Diversified Large Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(34) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Dividend Strategy Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(35) Form of Subadvisory Agreement between LMPFA and Legg Mason International Equities Limited (“LMIE”), with respect to Legg Mason Partners Emerging Markets Equity Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(36) Form of Subadvisory Agreement between LMPFA and Barrett Associates, Inc. (“Barrett”), with respect to Legg Mason Partners Financial Services Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(37) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Fundamental Value Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(38) Form of Subadvisory Agreement between LMPFA and Brandywine Global Investment Management, LLC (“Brandywine”), with respect to Legg Mason Partners International All Cap Opportunity Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(39) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Small Cap Value Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(40) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Appreciation Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(41) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Capital and Income Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(42) Form of Subadvisory Agreement between ClearBridge and Western Asset Management Company (“WAM”), with respect to Legg Mason Partners Capital and Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(43) Form of Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Legg Mason Partners Capital and Income Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(44) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Capital Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(45) Subadvisory Agreement between LMPFA and Olstein Capital Management, L.P. (“Olstein”), with respect to Legg Mason Partners Classic Values Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(46) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Equity Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(47) Form of Subadvisory Agreement between LMPFA and Batterymarch Financial Management, Inc. (“Batterymarch”), with respect to Legg Mason Partners Global Equity Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(48) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Investors Value Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(49) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Large Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(50) Form of Subadvisory Agreement between LMPFA and Legg Mason Global Asset Allocation, LLC (“LMGAA”), with respect to Legg Mason Partners Lifestyle Allocation 100%, is incorporated herein by reference to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement as filed with the SEC on November 1, 2007 (“Post-Effective Amendment No. 74”).

(51) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Partners Lifestyle Allocation 30%, is incorporated herein by reference to Post-Effective Amendment No. 74.

(52) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Partners Lifestyle Allocation 50%, is incorporated herein by reference to Post-Effective Amendment No. 74.

(53) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Partners Lifestyle Allocation 70%, is incorporated herein by reference to Post-Effective Amendment No. 74.

(54) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Partners Lifestyle Allocation 85%, is incorporated herein by reference to Post-Effective Amendment No. 74.

(55) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Partners Lifestyle Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 74.

(56) Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Mid Cap Core Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(57) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Partners S&P 500 Index Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(58) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Small Cap Core Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(59) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason Partners Small Cap Growth Fund, is incorporated by reference to Post-Effective Amendment No. 78.

(60) Form of Subadvisory Agreement between LMPFA and Legg Mason Investment Counsel, LLC (“LMIC”), with respect to Legg Mason Partners Social Awareness Fund, is incorporated herein by reference to Post-Effective Amendment No. 73.

(61) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Partners 130/30 U.S. Large Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 72.

(62) Form of Sub-Administration Agreement between LMCM and LMPFA with respect to Legg Mason Partners All Cap Fund is incorporated herein by reference to Post-Effective Amendment No. 76.

(e)(1) Form of Distribution Agreement with Citigroup Global Markets, Inc. (“CGMI”) is incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 16, 2000 (“Post-Effective Amendment No. 30”).

(2) Form of Distribution Agreement with PFS Distributors, Inc. (“PFS”) is incorporated by reference to Post-Effective Amendment No. 30.

(3) Form of Amendment to the Distribution Agreement with Citigroup Global Markets, Inc. (“CGMI”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 filed on January 27, 2006 (“Post-Effective Amendment No. 56”).

(4) Form of Amendment of Distribution Agreement and Assumption of Duties and Responsibilities, among the Registrant, PFS Distributors, Inc. and PFS Investments, Inc. (“PFS”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56.

(5) Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) dated as of December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 57 filed on March 30, 2006 (“Post-Effective Amendment No. 57”).

(6) Letter Agreement amending the Distribution Agreements with LMIS dated April 5, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(7) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(8) Letter Agreement amending the Distribution Agreements with PFS, dated April 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(f)(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 5, 2006 (“Post-Effective Amendment No. 60”).

(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61.

(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.

(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.

(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(2) Letter Agreement amending the Custodian Services Agreement with State Street, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(h)(1) Transfer Agency and Services Agreement dated January 1, 2006 between the Registrant and PFPC Inc. (“PFPC”) is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 28, 2006 (“Post-Effective Amendment No. 58”).

(3) License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58.

(4) Form of Fee Waiver and Expense Reimbursement Agreement is incorporated herein by reference to Post-Effective Amendment No. 60.

(5) Letter Agreement amending the Transfer Agency and Services Agreement with PFPC Inc., dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(6) Form of Fee Waiver and Expense Reimbursement Agreement with respect to Legg Mason Partners 130/30 U.S. Large Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 76.

(i)(1) Opinion of Counsel regarding legality of shares being registered is incorporated herein by reference to Pre-Effective Amendment No. 1 filed on December 6, 1991 (“Pre-Effective Amendment No. 1”).

(2) Legal Counsel’s consent is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 30, 1999 (“Post-Effective Amendment No. 24”).

(3) Opinion and Consent of Counsel regarding the legality of shares being registered is incorporated by reference to Post-Effective Amendment No. 70.

(4) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R Shares is incorporated by reference to Post-Effective Amendment No. 76.

(5) Opinion of Venable LLP regarding legality of Class FI and Class R Shares is incorporated by reference to Post-Effective Amendment No. 76.

(j)(1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(2) Consent of Independent Registered Public Accounting Firm is filed herewith.

(3) Power of Attorney dated February 7, 2007 is incorporated by reference to Post-Effective Amendment No. 70.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated by reference to Post-Effective Amendment No. 74.

(2) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is filed herewith.

(n)(1) Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 76.

(o) Not Applicable.

(p)(1) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA and ClearBridge), is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 56.

(3) Code of Ethics of Barrett dated December 15, 2005 is incorporated herein by reference to Post-Effective Amendment No. 61.

(4) Code of Ethics of LMIE is incorporated herein by reference to Post-Effective Amendment No. 61.

(5) Code of Ethics of Batterymarch dated February 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 61.

(6) Code of Ethics of Brandywine to be filed by amendment.

(7) Code of Ethics of WAM and WAML dated as of February, 2005, is incorporated herein by reference to Post-Effective Amendment No. 62.

(8) Code of Ethics of LMIC is incorporated herein by reference to Post-Effective Amendment No. 62.

(9) Code of Ethics of Olstein to be filed by amendment.

(10) Code of Ethics of LMCM is incorporated herein by reference to Post-Effective Amendment No. 73.

(11) Code of Ethics of LMGAA to be filed by amendment.

Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1.

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, incorporated by reference herein.

Item 26.	Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Capital Management, Inc. (“LMCM”)

LMCM was formed in 1982 under the laws of the State of Maryland as a corporation. LMCM is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMCM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMCM pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-18115).

Subadviser — ClearBridge Advisors, LLC (formerly known as CAM North America, LLC) (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.

ClearBridge is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-64710).

Subadviser — Legg Mason Global Asset Allocation, LLC (“LMGAA”)

LMGAA was organized under the laws of the State of Delaware as a limited liability company. LMGAA is a direct wholly-owned subsidiary of Legg Mason. LMGAA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of LMGAA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMGAA pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-67287).

Subadviser — Barrett Associates, Inc. (“Barrett”)

Barrett was organized under the laws of the State of New York as a corporation. Barrett is a wholly-owned subsidiary of Legg Mason.

Barrett is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Barrett together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Barrett pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 831).

Subadviser—Batterymarch Financial Management, Inc. (“Batterymarch”)

Batterymarch was organized under the laws of the State of Maryland as a corporation. Batterymarch is an indirect wholly-owned subsidiary of Legg Mason.

Batterymarch is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Batterymarch together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Batterymarch pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 48035).

Subadviser – Brandywine Global Investment Management, LLC (“Brandywine”)

Brandywine was organized under the laws of the State of Delaware as a limited liability corporation. Brandywine is a wholly owned subsidiary of Legg Mason. Brandywine is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Brandywine together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Brandywine pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-27797).

Subadviser —Legg Mason International Equities Limited (“LMIE”)

The list required by this Item 26 of officers and directors of LMIE, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIE pursuant to the Advisers Act (SEC File No. 801-57655).

Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.

Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management
Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Subadviser—Western Asset Management Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason.

WAML is registered as an investment adviser under the Advisers Act.

The following is a list of other substantial business activities in which directors, officers or partners of WAML have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain
Director, WAML
Director, LMCM
Manager, Brandywine
Senior Executive Vice President, Legg Mason

Director, Nova Scotia
Director, LMFM

Director, Barrett
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties
Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, WAM

James W. Hirschmann III
Director, WAML
President, Legg Mason, Inc.
Director, WAM

Gavin L. James
Senior Executive Officer, WAML
Director of Global Client Services, WAM

Gregory B. McShea
General Counsel and CCO, WAML
General Counsel and CCO, WAM

Item 27.	Principal Underwriter

(a) LMIS, the distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Barrett Opportunity Fund, Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

C. J. Daley – Managing Director

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 28.	Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Equity Trust

125 Broad Street

New York, New York 10004

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Subadvisers:

(3)	c/o Legg Mason International Equities Limited

620 Eighth Avenue

New York, NY 10018

(4)	Barrett Associates, Inc.

90 Park Avenue

34th Floor

New York, NY 10016

(5)	Batterymarch Financial Management, Inc.

John Hancock Tower

200 Clarendon Street

Boston, MA 02116

(6)	c/o ClearBridge Advisors, LLC

620 Eighth Avenue

New York, NY 10018

(7)	c/o Legg Mason Global Asset Allocation, LLC

620 Eighth Avenue

New York, NY 10018

(8)	c/o Western Asset Management Company and Western Asset Management Company Limited

620 Eighth Avenue

New York, NY 10018

(9)	c/o Legg Mason Investment Counsel, LLC

620 Eighth Avenue

New York, NY 10018

(10)	Olstein & Associates, L.P.

105 Corporate Park Drive

White Plains, NY 10604

(11)	Brandywine Global Investment Management, LLC

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

With respect to the Registrant’s Custodian:

(12)	State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(13)	PFPC Inc.

4400 Computer Drive

Westborough, MA 01581

With respect to the Registrant’s Distributor:

(14)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS EQUITY TRUST, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 29th day of January, 2008.

LEGG MASON PARTNERS EQUITY TRUST, on behalf of Legg Mason Partners Fundamental Value Fund and Legg Mason Partners Small Cap Value Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on January 29, 2008.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Kaprel Ozsolak	Treasurer and Chief Financial Officer
Kaprel Ozsolak

/s/ Paul R. Ades*	Trustee
Paul R. Ades

/s/ Andrew L. Breech*	Trustee
Andrew L. Breech

/s/ Dwight B. Crane*	Trustee
Dwight B. Crane

/s/ Robert M. Frayn, Jr.*	Trustee
Robert M. Frayn, Jr.

/s/ Frank G. Hubbard*	Trustee
Frank G. Hubbard

/s/ Howard J. Johnson*	Trustee
Howard J. Johnson

/s/ David E. Maryatt*	Trustee
David E. Maryatt

/s/ Jerome H. Miller*	Trustee
Jerome H. Miller

/s/ Ken Miller*	Trustee
Ken Miller

/s/ John J. Murphy*	Trustee
John J. Murphy

/s/ Thomas F. Schlafly*	Trustee
Thomas F. Schlafly

/s/ Jerry A. Viscione*	Trustee
Jerry A. Viscione

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney dated February 7, 2007.

INDEX TO EXHIBITS

Index No.	Description of Exhibit
(j)(1)	Consent of KPMG LLP

(j)(2)	Consent of KPMG LLP

(m)(2)	Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares